                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant To Section 14(A) Of
                       The Securities Exchange Act Of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant: / /

Check the appropriate box:
/x/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         ACCEL INTERNATIONAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(l)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

          ------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -----------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

          -----------------------------------------------------------------
     5) Total fee paid:

          -----------------------------------------------------------------

/ / Fee paid previously by written preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
                                ------------------------------------------
     2) Form Schedule or Registration Statement No.
                                                   -----------------------
     3) Filing Party:
                      ----------------------------------------------------
     4) Date Filed:
                    ------------------------------------------------------

                         ACCEL INTERNATIONAL CORPORATION
                                 75 WEST STREET
                           SIMSBURY, CONNECTICUT 06070

                                  AUGUST 4,2000

                       2000 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Stockholders of ACCEL International Corporation (the "Corporation" or "ACCEL") to be held at 10:00 a.m., local time on September 7, 2000, at the offices of Day, Berry & Howard LLP, 25th floor, CityPlace I, Hartford, Connecticut. A notice of the meeting, a proxy statement and a proxy card accompany this letter.

     At the meeting, you will be asked to consider and vote upon the following:

-    the election of our directors to serve until our next annual meeting;

- proposed amendments to our Certificate of Incorporation and Bylaws in the forms attached as Appendices A and B to the proxy statement; and

- proposed amendments to our 1996 Stock Incentive Plan in the form attached as as Appendix C.


The proposed amendment and restatement of our Certificate of Incorporation, if adopted, would:

     - increase the number of authorized shares of common stock from 15 million shares to 30 million shares;

     - eliminate the prohibition against stockholder action without a meeting;

     -    eliminate some anti-takeover and supermajority vote provisions; and

     - reduce the minimum number of directors of the Corporation from nine to seven.

The proposed amendment to our Bylaws, if approved, would:

     - permit the bylaws to be made, repealed, altered, amended or rescinded by the vote of our stockholders holding a majority of our outstanding shares entitled to elect directors, rather than by stockholders holding 80% of the shares as currently required;

     - decrease the stockholder vote necessary to approve an amendment to our Certificate of Incorporation that would contravene any bylaw, from the vote of stockholders holding 80% or more of our outstanding shares entitled to elect directors, to the vote of the holders of only a majority of the shares; and

     - permit the Board of Directors to designate the date, time and place of all meetings of stockholders.

The proposed amendments to our Certificate of Incorporation and Bylaws will require the affirmative vote of the holders of 80% or more of the outstanding shares.

The proposed amendments to the 1996 Stock Incentive Plan, if approved, would:


     - increase the total number of shares of common stock with respect to which awards may be granted from 1,500,000 to 2,500,000, and Directors stock options from 500,000 to 750,000; and

     - provide that the Board of Directors by unanimous vote may grant up to 150,000 stock options with an option price not less than $ 2.00 to an outside director who, in the opinion of the Board, performs services for the Corporation or its subsidiaries not contemplated by Director fees or other grants in the Plan. This action may only be taken independently by the Board excluding the Director receiving the special grant. Director stock options granted are provided at an option price of not less than $2.00.

The proposed amendments to the 1996 Stock Incentive Plan will require the affirmative vote of a majority of the holders of the shares voting in person or by proxy at the meeting.

     Your Board of Directors recommends that you vote FOR the election of the nominees for director, FOR the amendments to our Certificate of Incorporation and Bylaws, and FOR the amendments to our 1996 Stock Incentive Plan.

     Details of the important information concerning the items of business scheduled for the annual meeting appear in the accompanying proxy statement. Please give this material your careful attention.

     Whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

     We are gratified by your continued support of our company.

                                        Sincerely yours,




                                        Gerald H. Pastor
                                        President and Chief Executive Officer

                         ACCEL INTERNATIONAL CORPORATION
                                 75 WEST STREET
                           SIMSBURY, CONNECTICUT 06070

                                  AUGUST 4,2000


         We will hold the 2000 Annual Meeting of Stockholders of ACCEL International Corporation at the offices of Day, Berry & Howard LLP, CityPlace I, Hartford, Connecticut on September 7, 2000, at 10:00 a.m., local time, for the following purposes:

     1.   To elect our directors to serve until our next annual meeting.

     2. To approve and adopt an amended and restated Certificate of Incorporation and amendments to the Bylaws. The proposed changes to our Certificate of Incorporation and Bylaws, if approved, would:

     - increase the number of authorized shares of common stock from 15 million shares to 30 million shares;

     - eliminate the prohibition against stockholder action without a meeting;

     -    eliminate some anti-takeover and supermajority vote provisions;

     - reduce the minimum number of directors of the Corporation from nine to seven; and

     - permit the Board of Directors to designate the date, time and place of all meetings of stockholders.


     3. To approve and adopt amendments to our 1996 Stock Incentive Plan. The proposed amendments, if approved would:

     - increase the total number of shares of common stock with respect to which awards may be granted from 1,500,000 to 2,500,000 and Directors stock options from 500,000 to 750,000; and

     - provide that the Board of Directors by unanimous vote may grant up to 150,000 stock options with an option price not less than $2.00 to an outside director who, in the opinion of the Board, performs services for the Corporation or its subsidiaries not contemplated by Director fees or other grants in the Plan. This action may only be taken independently by the Board excluding the Director receiving the special grant. Director stock options granted are provided at an option price of not less than $2.00.

     4. To act on such other matters as may be properly brought before the meeting or any adjournments, postponements or continuations of the meeting.

         We have described all of these matters more fully in the accompanying proxy statement, which you should read carefully.

         Your Board of Directors has fixed the close of business on July 14,2000, as the record date for the meeting. Only stockholders of record at the close of business at this time are entitled to notice of and to vote at the meeting or any adjournments, postponements or continuations of the meeting. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder at the place where the meeting is to be held for at least 10 days before the meeting and also at the meeting.

         All stockholders are invited to attend the meeting. To ensure your representation at the meeting, however, you are urged to mark, sign and return the enclosed proxy in the accompanying envelope, whether or not you expect to attend the meeting. No postage is required if you mail it in the United States. In the event that you attend the meeting, you may vote in person even if you have returned a proxy.

         Your vote is important. To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed return envelope.

                                   By Order of the Board of Directors



                                   Gerald H. Pastor
                                   President and Chief Executive Officer

                               TABLE OF CONTENTS

                                                                                       Page
QUESTIONS AND ANSWERS ABOUT THE MEETING ................................................ 7
SUMMARY ................................................................................ 8
The Meeting ............................................................................ 8
Record Date; Vote Required.............................................................. 8
Annual Meeting Proposals................................................................ 8
Proposed Amendments to Certificate of Incorporation and Bylaws ......................... 8
Proposed Amendments to 1996 Stock Incentive Plan ....................................... 9
THE MEETING ............................................................................10
Date, Time and Place of Meeting.........................................................10
Matters to be Considered at the Meeting ................................................10
Vote Required ..........................................................................10
Voting of Proxies ......................................................................11
Revocability of Proxies ................................................................11
Record Date; Stockholders Entitled to Vote; Quorum......................................11
Solicitation of Proxies ................................................................11
PROPOSAL NO. 1- ELECTION OF DIRECTORS ..................................................12
Nominees for Directors  ................................................................13
Compensation of Directors ..............................................................15
Meetings and Committees of the Board of Directors ......................................15
PROPOSAL NO. 2 - AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS..................16
General ................................................................................16
Increase in Number of Authorized Shares ................................................16
Amendment Permitting Action by Written Consent..........................................17
Amendment Eliminating Anti-takeover and Supermajority Provisions. ......................17
Amendment Reducing Minimum Number of Directors..........................................20
Amendment to Permit Directors to Establish Place, Date, and Time for
     Stockholders' Meetings.............................................................20
PROPOSAL NO. 3 - APPROVAL OF THE ADOPTION OF AMENDMENTS TO THE 1996
     STOCK INCENTIVE PLAN ..............................................................21
General ................................................................................21
The Plan................................................................................21
Summary of the Provisions of the Plan ..................................................21
Proposed Amendments to the Plan.........................................................24
          Section 5:Shares Available....................................................24
          Section 13: Directors' Stock Options..........................................24
FORWARD LOOKING STATEMENTS..............................................................26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS ........................................26
MARKET PRICE AND DIVIDEND INFORMATION ..................................................27
EXECUTIVE COMPENSATION..................................................................28
Executive Officers......................................................................28
Summary Compensation Table..............................................................29
Options Granted in Last Fiscal Year ....................................................29
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End
     Option Values......................................................................30
Beneficial Ownership of Management......................................................30
Report of the Compensation Committee....................................................30
Performance Graph ......................................................................31
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ................................34
RELATIONSHIP WITH INDEPENDENT AUDITORS..................................................34
STOCKHOLDER PROPOSALS ..................................................................34
OTHER MATTERS ..........................................................................34
WHERE YOU CAN FIND MORE INFORMATION ....................................................34
APPENDIX A PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION ..................36
APPENDIX B PROPOSED AMENDMENT TO THE BYLAWS ............................................43
APPENDIX C PROPOSED AMENDMENTS TO 1996 STOCK INCENTIVE PLAN.............................44
Exhibit A 1996 Stock Incentive Plan.....................................................47

                QUESTIONS AND ANSWERS ABOUT THE MEETING

     Q: What do I need to do now?

     A: Just sign and mail your proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the meeting. The meeting will take place on September 7, 2000. Your Board of Directors recommends that you vote in favor of each proposal being submitted to you for approval.

     Q: Can I change my vote after I have mailed in my signed proxy card?

     A: Yes. You can change your vote at any time before we vote your proxy at the meeting. You can do so in one of three ways. First, you can send written notice stating that you would like to revoke your proxy to our Secretary at the address given below. Second, you can complete a new proxy card and send it to our Secretary at the address given below. Third, you can attend the meeting and vote in person. You should send any written notice or new proxy card to:

                               Kathleen J. Wilson
                     Vice President and Corporate Secretary
                         ACCEL International Corporation
                                 75 West Street
                           Simsbury, Connecticut 06070

     You may request a new proxy card by calling Kathleen J. Wilson at
     (860) 843-7607.

     Q: Where can I find more information?

     A: You may obtain more information, as set forth in "Where You Can Find More Information" on page 34.

                                     SUMMARY



     Because this a summary, it does not contain all the information that may be important to you. Before you decide how to vote on each proposal, you should carefully read this entire proxy statement and all of its appendices. For a description of the documents referred to in this statement, you should review "Where You Can Find More Information" beginning on page 34.

THE MEETING (PAGE 10)

The meeting will be held on September 7, 2000 at 10:00 a.m., local time at the offices of Day, Berry & Howard LLP, CityPlace I, Hartford, Connecticut. At the meeting you will be asked:

-    to elect nine directors;

- to approve a proposed amended and restated Certificate of Incorporation and amendments to our Bylaws;

-    to approve proposed amendments to our 1996 Stock Incentive Plan; and

-    to act on any other items that may be submitted to a vote at the meeting.

RECORD DATE; VOTE REQUIRED (PAGE 11)

You can vote at the meeting if you owned shares of our common stock at the close of business on July 14, 2000. You can cast one vote for each share of common stock that you owned at the time. The directors nominees who receive the most votes of those cast will be elected. The proposed amendments to our Certificate of Incorporation and Bylaws must be approved by the holders of at least 80% of the outstanding shares of our common stock. The proposed amendments to the 1996 Stock Incentive Plan will require the affirmative vote of a majority of the holders of the shares voting in person or by proxy at the meeting. You can vote your shares by attending the meeting and voting in person; or you can mark the enclosed proxy card with your vote, sign it and mail it in the enclosed return envelope. You can revoke your proxy as late as the date of the meeting either by sending in a new proxy or by attending the meeting and voting in person.


ANNUAL MEETING PROPOSALS (PAGE 12,16,21)

ELECTION OF DIRECTORS (PAGE 12)

-    At the meeting you will be asked to elect the following director nominees:
     David T. Chase, Raymond H. Deck, Richard Desich, Gregory B. Grusse, Richard
     A. Lawrence, Gerald H. Pastor, John T. Redding, Thomas J. Renwick, and Robert N. Worgaftik to serve until the 2001 annual meeting of stockholders.

PROPOSED AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS (PAGE 16)

At the meeting you will be asked to approve an amended and restated Certificate of Incorporation and amendments to our Bylaws. The proposed amendments, if approved would:

     - increase the number of authorized shares of common stock from 15 million shares to 30 million shares;

     - eliminate the prohibition against stockholder action without a meeting;

     -    eliminate some anti-takeover and supermajority vote provisions;

     - reduce the minimum number of directors of the Corporation from nine to seven;

     - permit the bylaws to be made, repealed, altered, amended or rescinded by the vote of our stockholders holding a majority of our outstanding shares entitled to elect directors, rather than by stockholders holding 80% or more of the shares as currently required;

     - decrease the stockholder vote necessary to approve an amendment to our Certificate of Incorporation that would contravene any bylaw, from the vote of stockholders holding 80% or more of our outstanding shares entitled to elect directors, to the vote of the holders of only a majority of the shares; and

     - permit the Board of Directors to designate the date, time and place of all meetings of stockholders.

PROPOSED AMENDMENTS TO 1996 STOCK INCENTIVE PLAN (PAGE 21)

At the meeting you will be asked to approve amendments to our 1996 Stock Incentive Plan that will:

     - increase the total number of shares of common stock with respect to which awards may be granted from 1,500,000 to 2,500,000, and Directors stock options from 500,000 to 750,000; and

     - provide that the Board of Directors by unanimous vote may grant up to 150,000 stock options with an option price not less than $2.00 to an outside director who, in the opinion of the Board, performs services for the Corporation or its subsidiaries not contemplated by Director fees or other grants in the Plan. This action may only be taken independently by the Board excluding the Director receiving the special grant. Director stock options granted are provided at an option price of not less than $2.00.

THE MEETING

DATE, TIME AND PLACE OF MEETING


     We will hold the meeting on September 7, 2000, at 10:00 a.m., local time, or at any adjournment or postponement thereof, at the offices of Day, Berry & Howard LLP, CityPlace I, Hartford, Connecticut for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.


MATTERS TO BE CONSIDERED AT THE MEETING

     At the meeting, we will ask our stockholders to consider and vote upon the following matters:

-    the election of directors to serve until our next annual meeting;

- a proposal to amend our Certificate of Incorporation and Bylaws in order to:

     (a) increase the number of authorized shares of common stock from 15 million shares to 30 million shares;

     (b) eliminate the prohibition against stockholder action without a meeting;

     (c)  eliminate some anti-takeover and supermajority vote provisions;

     (d) reduce the minimum number of directors of the Corporation from nine to seven;

     (e) permit the bylaws to be made, repealed, altered, amended or rescinded by the vote of our stockholders holding a majority of our outstanding shares entitled to elect directors, rather than by stockholders holding 80% or more of the shares as currently required;

     (f) decrease the stockholder vote necessary to approve an amendment to our Certificate of Incorporation that would contravene any bylaw, from the vote of stockholders holding 80% or more of our outstanding shares entitled to elect directors, to the vote of the holders of only a majority of the shares; and

     (g) permit the Board of Directors to designate the date, time and place of all the meetings and stockholders.

-    a proposal to amend the 1996 Stock Incentive Plan in order to:

     (a) increase the total number of shares of common stock with respect to which awards may be granted from 1,500,000 to 2,500,000, and Directors stock options from 500,000 to 750,000; and

     (b) provide that the Board of Directors by unanimous vote may grant up to 150,000 stock options with an option price not less than $ 2.00 to an outside director who, in the opinion of the Board, performs services for the Corporation or its subsidiaries not contemplated by Director fees or other grants in the Plan. This action may only be taken independently by the Board excluding the Director receiving the special grant. Director stock options granted are provided at an option price of not less than $2.00.


The stockholders will also consider and vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof.

VOTE REQUIRED

     A plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote will elect directors. This means that the directors receiving the greatest number of votes cast will be elected. With regard to the election of directors, you may vote in favor of or withhold your vote from each nominee; and votes that are withheld will be excluded entirely from the vote and will have no effect. There is no cumulative voting with respect to the election of directors.

         The proposal to amend the Certificate of Incorporation and Bylaws will pass if the holders of 80% or more of our outstanding shares entitled to elect directors vote in favor.

     The proposal to amend the 1996 Stock Incentive Plan will pass upon the affirmative vote of the holders of a majority of the shares voting in person or by proxy at the meeting.

     Pursuant to applicable law, broker non-votes and abstentions will not be counted in favor of any proposal presented at the meeting or the election of any nominee for director. If you abstain from voting on the proposal to amend the Certificate of Incorporation and Bylaws, then you will in effect be voting against it. Broker non-votes will also have the same effect as a negative vote on the proposal. Abstentions and broker non-votes will not count against the proposals to amend the 1996 Stock Incentive Plan and to elect directors.

VOTING OF PROXIES

     Shares of our common stock represented by properly executed proxies received in time for the meeting, unless previously revoked, will be voted at the meeting as specified by the stockholders on the proxies. If no specification is made, shares represented by these proxies will be voted as recommended by your Board of Directors.

     If any other matters properly come before the meeting for consideration, the person or persons named in the form of proxy enclosed herewith and acting thereunder will have discretion to vote on the matters in accordance with their best judgment, unless the proxy indicates otherwise. We have no knowledge of any matters to be presented at the meeting other than those matters referred to and described in this proxy statement.

REVOCABILITY OF PROXIES

     If you give a proxy, you have the power to revoke it at any time before it is voted by a later appointment received by our Secretary or by giving notice of revocation to our Secretary in writing or in open meeting.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE; QUORUM

     Only stockholders of record at the close of business on July 14,2000, will be entitled to receive notice of and to vote at the meeting. As of the record date, 9,084,004 shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on each matter on which the holders of common stock are entitled to vote. A majority of the outstanding shares of common stock entitled to vote must be represented in person or by proxy at the meeting in order for a quorum to be present.

SOLICITATION OF PROXIES

     Your Board of Directors is soliciting proxies, the form of which is enclosed, for the meeting. The cost of this solicitation will be borne by us. We have hired Corporate Investor Communications, Inc. to solicit proxies for us at a fee of $4,500 plus expenses. Our officers, directors, regular employees or individuals from the firm hired by us may communicate with stockholders personally or by mail, telephone, telegram or otherwise for the purpose of soliciting proxies. We and our authorized agents will request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by these persons and will reimburse their reasonable out-of-pocket expenses in forwarding the material. This proxy statement is being mailed on or about August 4, 2000.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS

     In accordance with our Bylaws, the Board of Directors has fixed the number of directors at nine. Directors are elected annually to serve until the next annual meeting of stockholders, and until their successors are elected and qualified. The election of directors is decided by a plurality of the votes cast by the shares entitled to vote in the election. In the absence of instructions to the contrary, the persons named in the proxy intend to vote the proxies for the election as directors of the persons nominated below. Although the Board of Directors has no reason to believe that any of the nominees set forth below will not serve, in the event that vacancies occur, the proxies will be voted for the election of the nominees, if any, which the Board of Directors or a duly authorized committee of it may designate.

                                       NOMINEES                                    Number of shares of
                                    TERM EXPIRES 2001                              Common Stock owned
                                                                                   beneficially,
Names, Position with the                                                           directly or
Corporation and Age (as of     Principal Occupation for past         Director      indirectly, on           Percent
January 31, 2000)              five years/other Directorships         Since        January 31, 2000,       of Class
                                                                                   (except as otherwise
                                                                                   noted) (1)
------------------------------ --------------------------------- ----------------- ----------------------- ----------
       David T. Chase          President and Director of Chase         1985        4,348,648  (5)            47.9%
        Director, 70           Enterprises, Inc.,
             (2)               Hartford, CT.


       Raymond H. Deck         Chairman of the Board of the            1990          348,787                  3.8%
        Director, 77           Corporation since October, 1998.
         (2) (3) (4)           President of Chase Insurance
                               Enterprises, Inc., Hartford, CT.

       Richard Desich          President of Mid-Ohio Securities        1997           41,350                    *
        Director, 60           Corp., Elyria, OH
         (2) (3) (4)

       Gregory Grusse          Vice President of JPR Resources,        1999                0                    *
        Director, 38           Inc.
             (3)

    Richard A. Lawrence        Former CFO of The Horace Bushnell         _
  Vice President, Treasurer    Memorial Hall Corp. until                              10,500                    *
and Chief Financial Officer,   October, 1999 and former Vice
             50                President and Treasurer of
                               Chartwell Reinsurance Company
                               until February, 1997.

      Gerald H. Pastor         President and Chief Executive           1999                0                   (6)
      President, Chief         Officer of the Corporation since
      Executive Officer        November 16, 1999. Prior thereto
      and Director, 48         he was President and Chief
            (2)                Executive Officer of Allegiance
                               Insurance Managers, Ltd.,
                               Simsbury, CT

   John P. Redding             Senior Vice President,                  1997            7,000                    *
     Director, 41              David  T. Chase Enterprises,
        (2) (4)                Inc., Hartford, CT

                                                                                   Number of shares of      Percent
                                                                                   Common Stock                Of
Names, Position with the       Principal Occupation for past       Director        owned beneficially,       Class
Corporation and Age (as of     five years/other Directorships       Since          directly or
January 31, 2000)                                                                  indirectly, on January
                                                                                   31, 2000, (except as
                                                                                   otherwise noted) (1)
------------------------------ ----------------------------------- --------------- ------------------------ ----------
Thomas J. Renwick              Senior Vice President of the
Senior Vice President and      Corporation since November 16,            1999            218,738                 2.4%
Director, 51                   1999. Prior thereto he was Senior
                               Vice President, Chief Operations
                               Officer and Head of Claims for
                               Allegiance Insurance Managers,
                               Ltd., Simsbury, CT

Robert N. Worgaftik            President of MW Financial                 2000            116,999                 1.3%
   Director, 49                 Group, Ltd.




All Directors and Officers as a group (9 persons)                                      5,092,022                56.1%


(1) On January 31, 2000, there were 9,084,004 shares of ACCEL's common stock issued and outstanding. Except as noted, includes shares owned by spouse, minor children or certain other family members, or held as custodian or trustee for the benefit of spouse or children, or owned by corporations of which such person is an officer or principal stockholder, over which shares such directors have sole or shared voting or investment power. With respect to the Directors, includes an aggregate of 305,000 shares which are subject to immediately exercisable options. Of the 305,000 shares subject to options, the following Directors have options to purchase the number of shares indicated after their names: Mr. Chase, 13,000; Mr. Deck, 113,000; Mr. Desich, 7,000; and Mr. Redding, 7,000.

(2)  Member of Executive Committee (Mr. Deck, Chairman).

(3)  Member of Audit Committee (Mr. Grusse, Chairman).

(4)  Member of Compensation Committee (Mr. Desich, Chairman).

(5)  See footnotes (2) and (5) at pages 26 and 27 herein.

(6) In consideration for the acquisition by the Corporation of Allegiance Insurance Managers, Ltd., on January 14, 2000, ACCEL will issue an additional 997,038 shares to Pastor upon, and subject to receipt of, clearance by the Ohio Department of Insurance. Should the foregoing clearance not be received, ACCEL will issue to Pastor such other consideration as may be mutually agreed upon by ACCEL and Pastor, which may include a lesser number of shares of ACCEL common stock (subject to the foregoing clearance) and/or other securities.

     *    Less than 1% of outstanding Common Stock.

COMPENSATION OF DIRECTORS

     During 1999, we continued to pay our non-employee directors at the reduced compensation levels initiated in 1993. Accordingly our non-employee directors received an annual retainer of $5,000 plus a fee of $500 per meeting for attending any regular or special meetings of the Board of Directors. The members of each committee of the Board of Directors, other than officers of ACCEL, received a fee of $500 for each meeting attended. Chairmen of committees received a fee of $750 for each meeting attended.

     On October 1, 1999 Mr. Deck, an outside director, was appointed Chairman of the Board. Mr. Deck's compensation as executive chairman was established at $100,000 annually and continued at that rate during 2000.

     The 1996 Stock Incentive Plan of ACCEL International Corporation provides for options to be granted every year to our non-employee directors for a predetermined number of shares of common stock. This plan, as amended by the stockholders in 1998, provides that newly appointed or elected non-employee directors are granted options for 10,000 shares in the year they are appointed or elected, and thereafter will receive annual automatic grants of options to purchase 10,000 shares. The exercise price is equal to the fair market value of a share of stock on the date the option is granted. Options become exercisable as to 50% of the shares subject to the option on completion of each full year prior to termination of the director's status as director after the date the option was granted. The options lapse on the earliest of the date 10 years after the option was granted, or the date 180 days after the termination of the director's status as director. The options shall fully vest and become completely exercisable upon the death or voluntary retirement of a director.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Your Board of Directors met two times during 1999. No director was absent from any of the meetings or committees on which he served. The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee. It does not have a Nominating Committee.

     The Executive Committee, which exercises the powers of the Board of Directors between regular meetings of the Board, did not meet during 1999. The membership of the Executive Committee consists of Messrs. Chase, Deck, Desich, Pastor and Redding.

     The Audit Committee did not meet during 1999. The membership of the Audit Committee consists of Messrs. Deck, Desich and Grusse.

     The Compensation Committee did not meet during 1999 for the purposes of reviewing employee compensation and benefit arrangements. The membership of the Compensation Committee consists of Messrs. Deck, Desich and Redding.
During 1999, the Board of Directors acted on Executive Compensation.

PROPOSAL NO. 2 - AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS

GENERAL

     The Board of Directors has approved and recommends that you approve and adopt the amended and restated Certificate of Incorporation of ACCEL attached as Appendix A to this proxy statement and the amendments to ACCEL's bylaws attached as Appendix B to this proxy statement. The changes to the Certificate of Incorporation and Bylaws will:

     - increase the number of authorized shares of common stock from 15 million shares to 30 million shares;

     - eliminate the prohibition against stockholder action without a meeting;

     -    eliminate some anti-takeover and supermajority vote provisions;

     - reduce the minimum number of directors of the Corporation from nine to seven;

     - permit the bylaws to be made, repealed, altered, amended or rescinded by the vote of our stockholders holding a majority of our outstanding shares entitled to elect directors, rather than by stockholders holding 80% or more of the shares as currently required;

     - decrease the stockholder vote necessary to approve an amendment to our Certificate of Incorporation that would contravene any bylaw, from the vote of stockholders holding 80% or more of our outstanding shares entitled to elect directors, to the vote of the holders of only a majority of the shares; and

     - permit the Board of Directors to designate the date, time and place of all meetings of stockholders.

     We have discussed these changes in further detail below. Copies of our Certificate of Incorporation and Bylaws as now in effect and marked as proposed to be amended are also included in Appendices A and B. The affirmative vote of the holders of 80% or more of the outstanding shares of ACCEL is required to approve the proposed amended and restated Certificate of Incorporation and amendments to the Bylaws. If stockholders approve the proposal, we intend to file an amendment to our Certificate of Incorporation shortly after the meeting. The amendment to the Certificate of Incorporation will be effective immediately when the Secretary of State of Delaware accepts the filing. The amendments to the Bylaws will be effective when the stockholders approve it.

INCREASE IN NUMBER OF AUTHORIZED SHARES

     The proposed amended and restated Certificate of Incorporation will increase the number of authorized shares of common stock of ACCEL from 15 million shares to 30 million shares. The additional shares of common stock to be authorized will have rights identical to the currently outstanding shares of common stock of ACCEL.

     The Board of Directors believes the proposed increase in the number of authorized shares of common stock is necessary to provide ACCEL with the flexibility to act in the future with respect to financing programs, acquisitions, mergers, stock splits and other corporate purposes without the delay and expense associated with obtaining stockholder approval each time an opportunity requiring the issuance of shares may arise. After the proposed amended and restated Certificate of Incorporation becomes effective, the Board of Directors will be free to issue the additional authorized shares of common stock without further action on the part of stockholders. Stockholders will not have any preemptive rights to purchase the additional shares.

     The availability of authorized but unissued shares of common stock might be deemed to have the effect of preventing or discouraging an attempt by another person to obtain control of ACCEL, because the additional shares could be issued by the Board of Directors, which could dilute the stock ownership of that person. We have no plans for issuances for that purpose and this proposal is not being proposed in response to a known effort to acquire control of ACCEL.

     The authorization of additional shares of common stock pursuant to this proposal will itself have no dilutive effect upon the proportionate voting power of the present stockholders of ACCEL. However, to the extent that ACCEL subsequently issues shares to persons other than the present stockholders, the issuance could have a substantial dilutive effect on present stockholders.

AMENDMENT PERMITTING ACTION BY WRITTEN CONSENT

     Under the applicable provisions of the Delaware General Corporation Law, in the absence of a prohibition against stockholder action without a meeting, stockholders may take any action which may be taken at a meeting of stockholders without a meeting, without prior notice and without a vote, if:

      - the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted, sign consents in writing, setting forth the action; and

      -   deliver the consents to the corporation.

Consequently, the amendment will make it easier to gain stockholder approval at any time approval is required without the delay and expense associated with calling a special meeting of our stockholders. David T. Chase and related persons currently have the power to vote a majority of the outstanding shares. The amendment will give them the power, acting together, to take stockholder action without a meeting. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" on page 26.

AMENDMENT ELIMINATING ANTI-TAKEOVER AND SUPERMAJORITY PROVISIONS

     GENERAL DESCRIPTION. The proposed amended and restated Certificate of Incorporation will result in the deletion, in their entirety, of Articles Sixth, Tenth, Twelfth and Thirteenth of our existing Certificate of Incorporation and the deletion of the second sentence of Article Fourteenth of our Certificate of Incorporation. The proposed amendments to the Bylaws will amend Article IX.

     As noted above, the proposed amendment will eliminate Article Twelfth of the existing Certificate of Incorporation in its entirety. Article Twelfth requires that some transactions with a Related Corporation (as defined in Article Twelfth) and the dissolution of ACCEL be approved by resolution of the Board of Directors prior to the Related Corporation acquiring the beneficial ownership of more than 5% of the outstanding common stock of ACCEL. If this approval is not received, then the transaction must be approved by the holders of at least 80% of the outstanding shares of ACCEL entitled to elect directors, even if the approval of holders of only a simply majority of outstanding shares or of the shares voted or represented at the meeting might otherwise be legally required.

     It is important to understand that many of the terms defined in Article Twelfth differ from similar concepts established under the Delaware General Corporation Law. Article Twelfth defines a "Related Corporation" as any other corporation or its affiliate if the other corporation and its affiliates singly or in the aggregate are directly or indirectly the beneficial owners of more than 5% of the outstanding shares of common stock of the Corporation. The transactions covered by Article Twelfth include:

         -  the merger of ACCEL with any Related Corporation;

         - the sale, lease or exchange of all or substantially all of ACCEL's assets or business to or with a Related Corporation; and

         - the issuance or delivery by ACCEL of any stock or other securities in exchange or payment for any properties or assets of any Related Corporation or securities issued by any Related Corporation or in a merger of any affiliate of ACCEL with or into any Related Corporation.

     The proposed amendment will also eliminate provisions in our existing Certificate of Incorporation that require approval by holders of 80% or more of the outstanding shares of ACCEL to amend, repeal or adopt:

          -    any provision of our Bylaws;

          - an amendment to our Certificate of Incorporation that would contravene any bylaw; and

          -    the following Articles of our Certificate of Incorporation:

               - Article Thirteenth (governing some amendments to the Certificate of Incorporation requiring an 80% supermajority vote);

               - Article Sixth (dealing with alteration of the bylaws by the stockholders);

               - Article Seventh (dealing with the number and selection of directors);

               - Article Tenth (dealing with the prohibition against stockholder action without a meeting); and

               -    Article Twelfth (which is described above).

     The proposed amendment will also amend Article IX of our Bylaws, which currently provides that the bylaws may be made, repealed, altered, amended or rescinded by the Board of Directors or by the holders of not less than 80% of the outstanding shares of ACCEL entitled to elect directors. Article IX also provides that an 80% supermajority vote is required for any amendment to our Certificate of Incorporation that would contravene any Bylaw in existence on the record date of the applicable stockholder meeting. The proposed amendment will change all of the foregoing 80% supermajority vote requirements to the vote of the holders of a majority of the outstanding shares of ACCEL.

     If stockholders eliminate the supermajority vote requirements, then the holders of a majority of the outstanding shares of common stock could change our Certificate of Incorporation, including changes to the size of the Board of Directors beyond what is currently permitted by Article Seventh of the Certificate of Incorporation. Also, the affirmative vote of a majority of either the outstanding shares of common stock or the members of the Board of Directors could change the bylaws.

     HISTORICAL BACKGROUND. Article Twelfth and the supermajority provisions are intended to make it more difficult for a takeover to occur without the approval of the Board of Directors. Our stockholders adopted Article Twelfth and the supermajority voting provisions of the Certificate of Incorporation and the Bylaws that this proposal would eliminate at a time when unsolicited attempts to take control of or acquire companies were common.

     REASONS FOR THE PROPOSAL. The Board of Directors believes that the provisions of Article Twelfth and the supermajority voting provisions contained in our Certificate of Incorporation and Bylaws are no longer meaningful, but have become unnecessary and potentially cumbersome. The Board of Directors believes that elimination of Article Twelfth and the supermajority provisions would provide greater flexibility in connection with the management of ACCEL and transactions of the type subject to Article Twelfth and the 80% supermajority voting provisions, and that this flexibility would be beneficial to ACCEL and its stockholders.

     The Board of Directors believes that Article Twelfth is unnecessary because we are subject to other safeguards that assure the fairness of transactions involving interested directors or stockholders. For example, Section 144 of the Delaware General Corporation Law requires that transactions with related parties either be:

       - approved by a majority of the disinterested directors, as determined pursuant to the Delaware General Corporation Law;

       - approved by the holders of a majority of the common stock entitled to vote thereon; or

       - fair to ACCEL as of the time the Board of Directors or the holders of the common stock approved the transactions.

     In addition, it is our policy that any transaction with related parties be on terms no less favorable to us than could be obtained in an arms-length transaction with unrelated parties. In approving any related party transaction, decisions by members of the Board of Directors are subject to the fiduciary duty requirements of the Delaware General Corporation Law and related case law.

     Under the Delaware General Corporation Law, approval of mergers, consolidations and similar extraordinary transactions that may be subject to Article Twelfth generally would require the vote of the holders of a majority of the outstanding shares of capital stock of ACCEL. Other transactions currently covered by Article Twelfth may not require any stockholder vote under the Delaware General Corporation Law. In addition, Section 203 of the Delaware General Corporation Law, which became effective in 1987, restricts the ability of stockholders who beneficially own 15% or more of the outstanding shares of a corporation and have not held the shares for at least three years from engaging in some business combination transactions involving the corporation.

     The Board of Directors believes that the supermajority voting provisions are no longer meaningful or necessary due to our current ownership structure, and may actually hinder our ability to raise capital or enter into business combinations the Board of Directors believes are in our best interest. Furthermore, the Board of Directors believes that the types of transactions subject to Article Twelfth and the 80% supermajority voting provisions should not be blocked by holders of a small minority of 20% of the common stock outstanding.

     EFFECTS OF ADOPTION OF THE PROPOSAL. The elimination of Article Twelfth would permit us and any Related Corporation to engage in transactions of the type restricted by Article Twelfth with:

       - approval of the holders of a majority of our outstanding common stock, pursuant to Sections 251 and 252 of the Delaware General Corporation Law; or

       - in the case of some transactions with some Related Corporations, with the approval of a majority of the disinterested directors as determined in accordance with Section 144 of the Delaware General Corporation Law.

     Elimination of Article Twelfth would have the effect of rendering less difficult the accomplishment of business combinations, changes in control of ACCEL, unsolicited tender offers or mergers, and the assumption of control by the holder of a large block of shares.

     The elimination of the 80% supermajority voting provisions would make it easier for holders of a majority of the stock and current management to effect changes to our Certificate of Incorporation and bylaws which they favor, but would make it more difficult for them to preclude changes they opposed or to retain control if a hostile takeover was attempted.

     It is unlikely that a hostile takeover attempt, Certificate of Incorporation or Bylaw amendment or other stockholder initiative would be successful unless supported by the Chase family. Members of the Chase family, in conjunction with the senior management of ACCEL, if they vote together as a block, presently are able to vote more than 50% of the common stock outstanding. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS" on page 26. The elimination of Article Twelfth and the supermajority voting provisions would make it easier for the Chase family along with the senior management of ACCEL to obtain approval of a reorganization transaction with a Related Corporation, Certificate of Incorporation or Bylaw amendment or other extraordinary item that they support, and also would make it more difficult for anyone else to block or veto a reorganization transaction with a Related Corporation, Certificate of Incorporation or Bylaw amendment or other extraordinary item that such person opposes.

AMENDMENT REDUCING MINIMUM NUMBER OF DIRECTORS

     The proposed amended and restated Certificate of Incorporation will reduce the minimum number of directors to seven. The Certificate of Incorporation presently requires at least nine directors.

     The Board of Directors believes that at times fewer than nine directors may be appropriate for ACCEL. Also reducing the minimum will avoid potential problems if nine qualified people are not willing to serve as directors. Delaware law only requires that ACCEL have three directors. Although the Board of Directors has no plans to reduce the present number of directors, it believes that it is desirable to have the flexibility to have a smaller Board if that becomes necessary or desirable in the future.

AMENDMENT TO PERMIT DIRECTORS TO ESTABLISH PLACE, DATE, AND TIME FOR STOCKHOLDERS' MEETINGS

     The proposed amendment to the Bylaws will allow the Board of Directors to designate the date, time and place for all meetings of stockholders.

     The current Bylaws state that all meetings of stockholders shall be held in the State of Ohio, unless otherwise provided by a vote of the majority of the directors. The Corporation's principal office is now in Connecticut and it is unlikely that any meetings of stockholders will take place in the State of Ohio.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE BYLAWS AMENDMENTS.

      PROPOSAL NO. 3 - APPROVAL OF THE ADOPTION OF AMENDMENTS TO THE
                        1996 STOCK INCENTIVE PLAN

GENERAL

          - The Board of Directors has approved amendments (the "Plan Amendment") to the Corporation's 1996 Stock Incentive Plan (the "Plan") to increase the maximum number of shares of common stock, $.10 par value, of ACCEL ("Common Stock") with respect to which awards may be granted under the Plan. Currently, the maximum number of shares of Common Stock with respect to which awards may be granted under the Plan is 1,500,000. The Plan Amendment increases the maximum number of shares under the Plan to 2,500,000, and Directors stock options from 500,000 to 750,000.

          - In addition, the Board of Directors by unanimous vote may grant up to 150,000 stock options with an option price not less than $
               2.00 to an outside director who, in the opinion of the Board, performs services for the Corporation or its subsidiaries not contemplated by Director fees or other grants in the Plan. This action may only be taken independently by the Board excluding the Director receiving the special grant. Director stock options granted are provided at an option price of not less than $2.00.


     In order for the Plan amendment to become effective, stockholders must approve it at the 2000 Annual Meeting of Stockholders.

THE PLAN

     The purpose of the Plan is to advance the long-term interests of the Corporation by (i) motivating executive officers, other personnel and independent agents of the Corporation by means of long-term incentive compensation; (ii) furthering the identity of interests of participants with those of the stockholders of the Corporation, through the ownership and performance of the Common Stock; and (iii) permitting the Corporation to attract and retain directors and executive personnel upon whose judgment the successful conduct of the business of the Corporation largely depends.

SUMMARY OF THE PROVISIONS OF THE PLAN

     Overview. The Plan permits the granting of (1) options to purchase shares of Common Stock which are either (a) non-statutory stock options ("Non-statutory Stock Options") not intended to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), or (b) options which are intended to qualify as incentive stock options under the Code ("Incentive Stock Options"), (2) stock appreciation rights in conjunction with stock options, (3) restricted stock awards, (4) phantom stock awards and (5) performance shares. All employees of the Corporation and its subsidiaries who hold a position with responsibility in an executive, managerial, administrative or professional capacity or independent agents who market and sell insurance written by a subsidiary of the Corporation, and whose performance, as determined by the Committee (as defined below under the caption "Administration") in the exercise of the Committee's sole and absolute discretion, can have an effect on the growth, profitability and success of the Corporation, are eligible to be participants in the Plan. In addition, the Plan provides for the grant of stock options to Directors of the Corporation who are not employees of the Corporation or any of its subsidiaries (the "Outside Directors"). The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.

     Common Stock Available. The total number of shares of Common Stock currently available under the Plan is 1,500,000 shares. The proposed Plan Amendment increases the maximum number of shares under the Plan to 2,500,000 shares. Of this maximum number, up to 750,000 shares may be issued pursuant to the exercise of Outside Directors' stock options. Notwithstanding the foregoing, at no time shall the number of shares of Common Stock deemed available for grant in any fiscal year exceed 10% of the total number of issued and outstanding shares of Common Stock. The number of shares of Common Stock available for grant to any individual participant in any calendar year shall not exceed 250,000. The number of shares of Common Stock which remain available for grant pursuant to the Plan and Common Stock subject to outstanding awards will be appropriately and proportionately adjusted to reflect changes in the Corporation's capitalization, including stock splits, stock dividends, mergers, reorganizations, consolidations and recapitalizations. The purchase price per share under outstanding options will also be appropriately adjusted to reflect capitalization changes.

     Administration. The Plan may be administered by the Board of Directors or such other committee designated by the Board to administer the Plan under
Section 3 of the Plan (the "Committee"). The Committee shall be composed of at least three directors and shall serve at the pleasure of the Board of Directors. Each member of the Committee must be a director who is a "disinterested person" under Rule 16b-3 under the Exchange Act and an "outside director" under Section 162(m) of the Code and the regulations thereunder. The Committee has the authority to select the employees and/or independent agents to be participants, to determine the type and number of awards to be granted, and to establish rules and regulations for the administration of the Plan.

     Stock Options. For stock options granted to employees or independent agents under the Plan, the option price per share will be not less than 100% of the fair market value of Common Stock on the date of the grant. Payment of the option price upon exercise of an option may be made in cash, Common Stock, or a combination thereof, as set forth in the option agreement. The term of each option will be fixed by the Committee, except that Incentive Stock Options will not be exercisable after 10 years from the grant date. The grant and terms of Incentive Stock Options will be limited to the extent required by the Code. Independent agents shall not be eligible to receive grants of Incentive Stock Options. In the absence of any provision in an option to the contrary (i) options will become exercisable as to 25% of the shares of Common Stock subject to the option upon the completion of the first full year of employment or retention and as to 25% of such shares upon the completion of each full year thereafter prior to termination of the participant's relationship with the Corporation, and (ii) options will lapse upon the earlier of (w) 180 days after the termination of the participant's relationship with the Corporation if the termination is due to death or disability or if the participant dies within 90 days of such termination, (x) 90 days after termination of the participant's relationship with the Corporation for any other reason other than death, disability or gross misconduct or neglect, (y) upon termination of the participant's relationship with the Corporation if the termination is the result of the participant's gross misconduct or neglect as determined by the Committee, and (z) 10 years after the option was granted. Each stock option will be evidenced by an option agreement conforming to the provisions of the Plan, in such form as is approved by the Committee from time to time. The option agreement will set forth the number of shares of Common Stock that are subject to the option, the type of option granted, the option price to be paid upon exercise, the manner in which the option is to be exercised, the option period, and such other terms as may be approved by the Committee.

     Stock Appreciation Rights. Stock appreciation rights may be granted pursuant to the Plan either separately or in conjunction with other awards. Stock appreciation rights related to stock options may be granted when the option is granted, and with respect to non-statutory options, also may be granted at any time before exercise or expiration of the option. Upon exercise of a stock appreciation right, the holder will receive payment from the Corporation in an amount equal to the excess of the then fair market value of the Common Stock covered by the stock appreciation right over the option or grant price of the stock appreciation right. The Committee may impose such conditions or restrictions on the exercise of any stock appreciation right it deems appropriate.

     Restricted Stock Awards. Restricted stock awards may be granted pursuant to the Plan. Shares of Common Stock covered by restricted stock awards may not be sold or otherwise transferred by the recipient until termination of the restrictions applicable to the awards, which restrictions will be established by the Committee and need not be the same for all such awards. Restricted stock awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate. During the period in which any shares of Common Stock are subject to restrictions, the Committee may, in its discretion, grant to recipients all or any of the rights of stockholders with respect to such Common Stock.

     Phantom Stock Awards. Awards of phantom stock may be granted under the Plan either separately or in conjunction with other awards. Phantom stock awards entitle the recipient to receive the market value or appreciation in value of a stated number of shares of Common Stock on a settlement date determined by the Committee. The Committee has complete authority to determine the terms, conditions, restrictions and limitations of such awards.

     Performance Shares. Performance shares may be granted under the Plan. Performance shares are convertible into Common Stock or cash, or a combination thereof, upon the obtainment of predetermined performance targets during an established performance period. The Committee shall establish the performance targets, the performance period and the other terms, conditions, restrictions or limitations on any award of performance shares.

     Outside Director Stock Options. The Plan provides for the grant to Outside Directors of options to purchase Common Stock ("Outside Director Stock Options"). See "Compensation of Directors". Each Outside Director who is elected or appointed to serve as a Director of the Corporation after the effective date of the Plan and who is not a Director on the effective date of the Plan, shall, upon his initial appointment or election, automatically be granted an option to purchase 10,000 shares of Common Stock.

At each year's annual meeting of the stockholders of the Corporation there shall be granted automatically to each Outside Director (other than any Outside Director who first became a Director at any time during the period following the immediately preceding annual meeting of stockholders), the option to purchase 10,000 shares of Common Stock. All Outside Director Stock Options will be Non-statutory Stock Options with a 10-year term , and the purchase price per share will be 100% of the fair market value of Common Stock on the date of grant. Payment of the Option price may be made in cash, Common Stock, or a combination thereof, as set forth in the option agreement. In the absence of any provision in an option to the contrary, options will become exercisable as to 50% of the shares of Common Stock subject to the option upon the completion of each full year thereafter prior to termination. Outside Director Stock Options not otherwise exercisable at the time of the termination of the Director's status as a Director may be exercised for 180 days following the date of such termination, as long as such period is within the original 10-year option term. Outside Director Options not otherwise exercisable at the time of the death or voluntary retirement of a Director may be exercised for a period of 180 days subject to the original term of the option.

     Tax Effects. For federal income tax purposes, under existing statutes, regulations and authorities, an optionee does not realize taxable income at the time of the grant of an Incentive Stock Option, a Non-statutory Stock Option, phantom stock award or a stock appreciation right. Upon the exercise of a Non-statutory Stock Option, the Corporation is entitled to a compensation expense deduction in the amount by which the fair market value of the subject Common Stock exceeds the option price and the optionee realizes ordinary income in such amount. Upon the exercise of a stock appreciation right, the Corporation is entitled to a deduction and the optionee realizes ordinary income in the amount of the cash or fair market value of the Common Stock received. On the subsequent sale of Common Stock received upon the exercise of a Non-statutory Stock Option, the difference between the fair market value of the Common Stock on the date of receipt and the amount realized on the sale will be treated as capital gain or loss, which will be short or long term depending on the period for which the Common Stock is held prior to the sale. An optionee will have no taxable income upon the exercise of an Incentive Stock Option (except that the alternative minimum tax may apply) and generally does not realize taxable income until the sale of the Common Stock received upon exercise of the option. If a sale does not take place until at least two years after grant and one year after exercise of the option, any gain or loss realized will be treated as long term capital gain or loss. Under such circumstances, the Corporation will not be entitled to a deduction in connection with the grant or the exercise of the option. If a disposition occurs prior to two years after grant or one year after exercise, then the difference between the option price and the fair market value of the Common Stock on the date of exercise (or in certain cases, the amount realized on sale, if less than the market value on the date of exercise) is taxable as ordinary income to the optionee and is deductible by the Corporation for federal income tax purposes.

     With respect to awards of phantom stock, a participant will realize ordinary income equal to the fair market value of the Common Stock or appreciation in value of the Common Stock, as applicable, on the settlement date and the Corporation will be entitled to a deduction in the same amount. With respect to restricted stock awards, a participant generally will realize ordinary income equal to the fair market value of the Common Stock received as of the first day that such shares of Common Stock become transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier. The Corporation will be entitled to a deduction at that time in the same amount.

     Assignment of Interest. Except as expressly provided in the Plan with respect to transfers by will or the laws of descent and distribution, no option, phantom stock awards, stock appreciation right or restricted stock award may be assigned or transferred by any participant.

     Limitations on Resale of Securities. Participants who are officers or directors of the Corporation, including those who may be deemed "affiliates" of the Corporation, as such term is defined under the Securities Act, have certain limitations on their ability to resell Common Stock acquired pursuant to the Plan. Any sale of Common Stock by an employee or Outside Director also must be made in compliance with the Corporation's policies on trading in securities of the Corporation.

     Amendment or Termination of the Plan. No awards may be granted under the Plan after June 11, 2006. The Plan gives the Committee the power to suspend, reinstate and terminate the Plan or any portion thereof at any time. In addition, the Committee may amend the Plan, except that, without any required stockholder approval, no such amendment may (1) materially increase the benefits to participants in the Plan, (2) materially increase the total number of shares of Common Stock that could be issued or (3) materially modify the requirements as to eligibility for participation in the Plan. The provisions of the Plan relating to the eligibility for, and the amount, price and timing of, awards to Outside Directors may not be amended, nor shall the operation of such provisions be suspended or reinstated, more than once every six months.

PROPOSED AMENDMENTS TO THE PLAN

SECTION 5: SHARES AVAILABLE

     The Board of Directors has approved, subject to the approval of the stockholders, amendments to the Plan which would increase the total number of shares of Common Stock with respect to which awards may be granted from 1,500,000 to 2,500,000, and Directors stock options from 500,000 to 750,000. The Board believes that the Plan is an important way to attract, retain and motivate key employees, and that it is appropriate to increase the number of shares available for awards under the Plan. Approval of the proposed Plan Amendments will ensure that enough shares are available under the Plan to encourage stock ownership by executive officers and key employees and to help the Corporation attract and retain individuals who will contribute to the Corporation's success.

SECTION 13: DIRECTORS' STOCK OPTIONS.

     In addition, the Board of Directors by unanimous vote may grant up to 150,000 stock options with an option price not less than $2.00 to an outside director who, in the opinion of the Board, performs services for the Corporation or its subsidiaries not contemplated by Director fees or other grants in the Plan. This action may only be taken independently by the Board excluding the Director receiving the special grant. Director stock options granted are provided at an option price of not less than $2.00.

     No other changes to the Plan are proposed. The text of the proposed amendment to the Plan is included in this Proxy Statement as Appendix C, and the full Plan as currently in effect is attached as Exhibit A.

     Approval of the proposed amendments to the Plan requires the affirmative vote of the holders of a majority of the shares voting in person or by proxy at the Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE AMENDMENTS TO THE 1996 STOCK INCENTIVE PLAN.

                           FORWARD LOOKING STATEMENTS

     Matters discussed throughout this proxy statement include some statements that may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this proxy statement, other than statements of historical facts, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Although we believe the expectations expressed in these forward-looking statements are based on reasonable assumptions within the bounds of our knowledge of our business, these statements are not guaranteed of future performance and actual results or developments may differ materially from those in the forward-looking statements. Forward-looking statements involve risks and uncertainties including, but not limited to, general economic trends, continued acceptance of our products in the marketplace, competitive factors, insurance regulations, adverse changes in interest rates, unforeseen losses with respect to loss and settlement expense reserves for unreported and reported claims, catastrophic events, and other risks detailed from time to time in our periodic reports filed with the Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     We have provided in the following table some information as of January 31, 2000 (except as otherwise noted) with respect to stockholders known to us to be the beneficial owners of more than 5% of any class of our voting securities.

                                Name and Address                      Amount of                          Percent
Title of Class                  of Beneficial Owner                   Beneficial Ownership (1)           of Class
--------------                  -------------------                   ------------------------           --------
Common Stock                    David T. Chase                        4,348,648  Shares (2)              47.9%
                                D. T. Chase Enterprises, Inc.
                                One Commercial Plaza
                                Hartford  CT   06103

                                Arnold L. Chase                       1,167,824 Shares (3)               12.9%
                                D. T. Chase Enterprises, Inc.
                                One Commercial Plaza
                                Hartford  CT   06103

                                The Darland Trust                     1,167,824 Shares (4)               12.9%
                                P. O. Box 472
                                St. Peter's House, Le Bordage
                                St. Peter Port
                                Guernsey GYI6AX
                                Channel Islands

                                Rhoda L. Chase                        2,000,000 Shares (5)               22.0%
                                c/o Chase Enterprises, Inc.
                                One Commercial Plaza
                                Hartford  CT   06103

                                Spitzer Profit Sharing and            750,250 Shares (6)                 8.3%
                                Savings Plan
                                150 E. Bridge Street
                                Elyria  OH   44035

(1) Except as otherwise noted, the Corporation has no reason to believe that any beneficial owner listed above does not have sole voting and investment power with respect to these shares.

(2) Includes 13,000 shares of common stock subject to immediately exercisable options. According to a Schedule 13D filed with the Securities and Exchange Commission (the "Commission"), Mr. David T. Chase has, to the extent temporarily transferred to him, sole power to vote and dispose of 880,000 shares of common stock loaned to him by his wife, Rhoda L. Chase (the "Rhoda Chase Borrowed Shares") and shares the power to dispose or to direct the disposition of (i) 1,120,000 shares beneficially owned by Rhoda L. Chase (ii) 1,167,824 shares beneficially owned by his son, Arnold L. Chase, and (iii) 1,167,824 shares beneficially owned by The Darland Trust (the "Trust"), a trust whose beneficiaries are his daughter, Cheryl A. Chase, and her children.

(3) According to a Schedule 13D filed with the Commission, Mr. Arnold L. Chase shares the power to dispose or to direct the disposition of the 1,167,824 shares owned by him with Mr. David T. Chase and has the sole power to vote or direct the vote of such shares. Such shares are also included in the above table in Mr. David T. Chase's shares.

(4) According to a Schedule 13D filed with the Commission, the Trust shares the power to dispose or to direct the disposition of the 1,167,824 shares owned by it with Mr. David T. Chase and has the sole power to vote or direct the vote of such shares. Such shares are also included in the above table in Mr. David T. Chase's shares.

(5) According to a Schedule 13D filed with the Commission, Rhoda L. Chase has the sole power to vote or to direct the vote of all such shares, except to the extent that she may be deemed to have temporarily transferred the sole power to vote or to direct the vote of the 880,000 Rhoda Chase Borrowed Shares to David T. Chase. Rhoda L. Chase shares the power to dispose or to direct the disposition of 1,120,000 of the shares of common stock owned by her with David T. Chase. Rhoda L. Chase has the sole power to dispose or to direct the disposition of the Rhoda Chase Borrowed Shares, except to the extent that she may be deemed to have temporarily transferred such power to David T. Chase. The shares of common stock owned by Rhoda L. Chase are also included in the above table in David T. Chase's shares.

(6) Spitzer Profit Sharing and Savings Plan under agreement dated December 31, 1973, is an employee Benefit Plan, Pension Fund subject to the provisions of the Employee Retirement Income Security Act of 1974.


                      MARKET PRICE AND DIVIDEND INFORMATION

     Our common stock is traded over-the-counter as one of The Nasdaq Stock Market Bulletin Board issues, under the NASDAQ symbol ACLE.

     The following table sets forth the quarterly range of over-the-counter prices for our common stock during the quarters indicated. These prices have been adjusted for common stock dividends, if any, and do not include retail mark-up, mark-down, or commissions and do not always necessarily represent actual transactions.

1997                   High                  Low
-------------------------------------------------------
1st Quarter           3.250                 2.813
2nd Quarter           3.125                 2.875
3rd Quarter           4.125                 3.500
4th Quarter           3.813                 3.375

1998
-------------------------------------------------------
1st Quarter            3.500                3.063
2nd Quarter            3.500                2.875
3rd Quarter            3.375                2.188
4th Quarter            3.375                2.125

1999
-------------------------------------------------------
1st Quarter            3.000                2.500
2nd Quarter            2.625               1.8125
3rd Quarter            1.875               1.0625
4th  Quarter           1.188                0.563

2000
-------------------------------------------------------
1st  Quarter           1.125                0.750
2nd  Quarter            .844                 .625

     The approximate number of holders of record of our common stock as of June 1, 2000 is 546. Since June 1992, your Board of Directors has suspended payment of cash dividends on our common stock until we return to a level of profitability that will sustain dividend payments.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

     We have listed in the following table the name, age and principal position of each of our executive officers.

Name                       Age              Principal Position
--------------------------------------------------------------------------------
Raymond H. Deck            78         Chairman

Richard A. Lawrence        51         Vice President, Treasurer and Chief
                                      Financial Officer

Gerald H. Pastor           48         President and Chief Executive Officer

Thomas J. Renwick          52         Senior Vice President

Kathleen J. Wilson         49         Vice President and Corporate Secretary

The executive officers, their respective ages and business experience are as follows: Raymond H. Deck (78), Chairman of the Board; Gerald H. Pastor (48), President and Chief Executive Officer; Thomas J. Renwick (52), Senior Vice President; Richard A. Lawrence (51), Vice President, Treasurer and Chief Financial Officer; Kathleen J. Wilson (49), Vice President and Secretary.

              Mr. Deck was named Chairman of the Board effective October 1, 1998. He has been an outside Director of the Corporation since 1990. He also serves as President of Chase Insurance Enterprises, Inc., Hartford, Connecticut.

              Mr. Pastor joined the Corporation on October 5, 1999, when he was appointed a member of the Board of Directors, and President and Chief Executive Officer of the Corporation's subsidiary, Acceleration National Insurance Corporation. On November 16, 1999, he was elected President and Chief Executive Officer of the Corporation. He also serves as President and Chief Executive Officer for Allegiance Insurance Managers, Ltd.

              Mr. Renwick joined the Corporation on October 5, 1999, when he was appointed a member of the Board of Directors of Acceleration National Insurance Company ("ANIC"). On October 6, 1999, Mr. Renwick was appointed Senior Vice President of ANIC. On November 16, 1999, Mr. Renwick was elected Senior Vice President of ACCEL. Prior to his election, Mr. Renwick was Senior Vice President, COO and Head of Claims for Allegiance Insurance Managers, Ltd.

              Mr. Lawrence joined Allegiance as a financial and accounting consultant to guide Acceleration National Insurance Company's wind-down of operations in Texas and subsequent move to Connecticut. Mr. Lawrence joined the Corporation on October 5, 1999, when he was appointed a member of the Board of Directors of Acceleration National Insurance Company. On November 16, 1999, he was elected Vice President, Treasurer and Chief Financial Officer of ACCEL.

              Ms. Wilson joined the Corporation on October 5, 1999, when she was appointed a member of the Board of Directors and Corporate Secretary of Acceleration National Insurance Company. On October 6, 1999, Ms. Wilson was appointed Vice President of ANIC. On November 16, 1999 she was elected Vice President and Corporate Secretary of ACCEL. Prior to her election, Ms. Wilson was Vice

              President, Systems, Administration and Controller for Allegiance Insurance Managers, Ltd.

SUMMARY COMPENSATION TABLE

     We have summarized in the following table some information concerning the compensation awarded or paid to, or earned by, our current Chief Executive Officer and each of our other most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 1999 exceeded $100,000 (the "named executives") during each of the last three fiscal years:



------------------------------------------------------------------------------------------------------------------------
                                              SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------

                                                        Annual Compensation            Long Term Compensation
------------------------------------------------------------------------------------------------------------------------
                                                                                         Securities         All Other
       Year  Name, Age, and Principal Position            Salary         Bonus            Underlying       Compensation
                                                            ($)           ($)           Options/SAR's (#)     ($) (1)
------------------------------------------------------------------------------------------------------------------------
       1999  Gerald H. Pastor, 48 (2)                     57,692            --                   --                --
             President and Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------
       1998                                                   --            --                   --                --
------------------------------------------------------------------------------------------------------------------------
       1997                                                   --            --                   --                --
------------------------------------------------------------------------------------------------------------------------
       1999  Douglas J. Coats, 66 (3)                    216,947            --                   --             9,516
             President and Chief Executive Officer
------------------------------------------------------------------------------------------------------------------------

       1998                                              162,728            --               30,000             6,318
------------------------------------------------------------------------------------------------------------------------
       1997                                              137,500            --               30,000            12,980
------------------------------------------------------------------------------------------------------------------------
       1999  Walter J. Kozuch, 46 (4)                     95,892        20,000                   --             5,280
             Vice President and Chief  Program
             Manager
------------------------------------------------------------------------------------------------------------------------
       1998                                               80,801            --               10,000             1,996
------------------------------------------------------------------------------------------------------------------------
       1997                                                   --            --                   --                --
------------------------------------------------------------------------------------------------------------------------

(1)  Acceleration Retirement Savings and Stock Ownership Plan.

(2) Mr. Pastor was appointed President and Chief Executive Officer of Acceleration National Insurance Company on October 5, 1999, and was elected President and Chief Executive Officer of ACCEL International Corporation on November 16, 1999.

(3) Mr. Coats served as President and Chief Executive Officer of the Company for the period October 1, 1998 trough November 15, 1999. He continues to serve as Director for the Company and as Chairman of the Board of Acceleration National Insurance Company.

(4) Mr. Kozuch joined Acceleration National Insurance Company in February, 1998 as Assistant Vice President, Actuarial Services. He was promoted to Vice President, Actuarial Services in December, 1998. He currently serves both on the Board of Directors of ANIC and as Vice President and Chief Program Manager.


OPTIONS GRANTED IN LAST FISCAL YEAR


     No option grants were made to any employees of the Corporation in 1999.

     We have provided in the following table some information regarding individual exercises of stock options during 1999 by each of the named executives:


----------------------------------------------------------------------------------------------------------------------
                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                              Shares       Value
                             Acquired     Realized         Number of Securities             Value of Unexercised
           Name                 on      (Mkt. Price       Underlying Unexercised          In-The-Money Options at
                             Exercise   at Exercise             Options at                  Fiscal year End (1)
                               (#)          Less            Fiscal Year End(#)
                                          Exercise
                                           Price)        Exercisable Unexercisable       Exercisable Unexercisable
----------------------------------------------------------------------------------------------------------------------
Gerald H. Pastor                0           N/A              N/A             N/A             N/A             N/A
----------------------------------------------------------------------------------------------------------------------
Walter J. Kozuch                0           N/A            5,000           5,000             N/A             N/A
----------------------------------------------------------------------------------------------------------------------


(1) On December 31, 1999 none of the options outstanding for any of the named executives exceeded the market price of the Corporation's common stock.


BENEFICIAL OWNERSHIP OF MANAGEMENT

     We have provided in the following table some information regarding the named executive's beneficial ownership of our common stock as of December 31, 1999:

                                                      Shares of Common Stock of
                                                      Corporation Beneficially Owned
                                              --------------------------------------
Title of Class         Name of Officer             Number (1)          Percent of Class
------------------------------------------------------------------------------------
Common Stock           Walter J. Kozuch              10,000                   *

---------
(1) The amount shown represent the total shares owned outright by the named individual together with shares which are issuable upon the exercise of all stock options which are currently exercisable. Specifically, the following individual has the right to acquire the shares indicated after his name, upon the exercise of the stock option: Mr. Kozuch 10,000.

*   Less than 1% of outstanding common stock.


REPORT OF THE COMPENSATION COMMITTEE

    During 1999 the Board of Directors acted on executive compensation. Mr. Coats' compensation, which had been increased to $ 200,000 when he became President and CEO on October 1, 1998, was continued on that level while he was in charge of restructuring the Corporation. All employees were terminated as of December 31, 1999, and the Corporation office was moved to Simsbury, Connecticut into the quarters of Allegiance Insurance Managers. Gerald H. Pastor, President of Allegiance, was appointed President of Acceleration National Insurance Company on October 5, 1999 in anticipation of the move and was then appointed President and CEO of ACCEL on November 16, 1999. His salary was established at $ 250,000.

Raymond H. Deck, Chairman of the Board

PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on our common stock from December 31, 1994, until December 31, 1999, with the cumulative total return of (a) the Russell 2000 Index and (b) the NASDAQ Insurance Index. The graph assumes the investment of $100 in our common stock, the Russell 2000 Index and the NASDAQ Insurance Index.





                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG ACCEL INTERNATIONAL CORPORATION, THE RUSSELL 2000 INDEX
                         AND THE NASDAQ INSURANCE INDEX

[NOTE: Graphical line chart representing the figures listed in the table below is omitted from the EDGAR ASCII submission.]

*   $100 INVESTED ON 12/31/94 IN STOCK OR INDEX
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.




                                    12/94     12/95     12/96    12/97    2/98    12/99


ACCEL                               100.00   157.14     157.14   207.14  164.29   57.14
Russell 2000                        100.00   127.49     154.73   203.91  190.75  187.92
NASDAQ Insurance                    100.00   142.05     161.92   237.52  211.58  164.29

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act of 1934 (the "Exchange Act") requires our officers and directors, and persons who own more than 10% of the common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of the forms received by us or written representations from some reporting persons that no Forms 5 were required of them, we believe that during the fiscal year ended December 31, 1999, all filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with.

                      RELATIONSHIP WITH INDEPENDENT AUDITORS

     KPMG, LLP has served as our independent auditor for each of the years in the three-year period ended December 31,1999. In recent years, it has been the practice of the Board of Directors to annually review and select independent auditors of ACCEL. The Board of Directors intends to continue this practice and to make the selection of the independent auditors later in the year. The selection of the independent auditors has not therefore been made for the current fiscal year. Representatives of KPMG, LLP will be present at the meeting, will have an opportunity to make a statement, if desired, and will be available to respond to appropriate questions, if any, of our stockholders.

                              STOCKHOLDER PROPOSALS

     Stockholders wishing to submit proposals to our 2001 proxy statement may do so prior to April 4, 2001 by letter addressed to us in care of our Corporate Secretary.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to 14a-4 (c)(1) governs our use of discretionary proxy voting authority with respect to a stockholder proposal which the stockholder has not sought to include in our proxy statement. The new amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at that meeting, without any discussion of the matter in the proxy statement.

     With respect to our 2001 meeting of stockholders, if we are not provided notice of a stockholder proposal that the stockholder has not previously sought to include in our proxy statement by April 4, 2001, the management proxies will be allowed to use their discretionary authority as outlined above.

                                  OTHER MATTERS

     As of the date of this proxy statement, we do not expect any matters other than these described in this proxy statement will be brought before the meeting. If any other business properly comes before the meeting, or any adjournment of the meeting, the proxy holders will vote in regard to the other business according to their discretion insofar as the proxies are not limited to the contrary.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. This proxy statement is our proxy statement for the meeting.

     You may read and copy any reports, statements or other information we file at the Securities and Exchange Commission's Public Reference Rooms at the following locations:

Public Reference Room         New York Regional Office      Chicago Regional Office
450 Fifth Street, N.W.        7 World Trade Center          Citicorp Center
Room 1024                     Suite 1300                    500 West Madison Street
Washington, DC  20549         New York, NY  10048           Suite 400
                                                            Chicago, IL  60661-2511

     Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

     In addition, our filings can be inspected at the offices of NASDAQ, 9801 Washingtonian Blvd., 5th Floor, Gaithersburg, Maryland 20878, (202) 496-2500.

     The Securities and Exchange Commission allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other information we have filed with the Securities and Exchange Commission. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement.

     This proxy statement incorporates by reference the documents set forth below that ACCEL has previously filed with the Securities and Exchange Commission. These documents contain important information about us.

SEC Filings (file No. 0-8162)                Period or Date Filed
------------------------------------------------------------------------------

Annual Report on Form 10-K              Year ended:       -  December 31, 1999
Current report on Form 8-K              January 20, 2000  -  February 4, 2000
Quarterly Report on Form 10-Q           Quarter ended:    -  March 31, 2000

     We are also incorporating by reference additional documents that we file with the Securities and Exchange Commission between the date of this proxy statement and the date of the annual meeting. These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form l0-Q and current reports on Form 8-K, as well as proxy statements.

     You can request a free copy of all or any of these documents, other than the exhibits to these documents unless those exhibits are specifically incorporated by reference into these documents, by writing to or calling:

           Kathleen J. Wilson, Vice President and Corporate Secretary
                         ACCEL International Corporation
                   75 West Street Simsbury, Connecticut 06070
                                  (860)843-7600

     If you would like to request these documents from us, please do so by August 15, 2000 to receive them before the meeting.

     You should rely on the information contained or incorporated by reference in this proxy statement to decide how to vote on the matters to be considered at the annual meeting. We have not authorized anyone to provide you with information that is different from or in addition to what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of its date unless the information specifically indicates that another date applies.

                     By Order of the Board of Directors



                     Gerald H. Pastor
                     President and Chief Executive Officer

                                   APPENDIX A

           PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        ACCEL INTERNATIONAL CORPORATION

         Incorporated Pursuant to an Original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 6, 1978

     ACCEL INTERNATIONAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

     A. The Corporation was originally incorporated under the name Acceleration Corporation and filed its original Certificate of Incorporation with the Secretary of State of the State of Delaware on June 6, 1978.

     B. The Corporation duly filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 9, 1989 and a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 13, 1996.

     C. The Board of Directors of the Corporation at a meeting held on June 28th, 2000 duly adopted resolutions setting forth the Amended and Restated Certificate of Incorporation herein contained (the "Amended and Restated Certificate of Incorporation"), declaring its advisability and directing that such Amended and Restated Certificate of Incorporation be submitted to the holders of the Corporation's issued and outstanding capital stock, for approval in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and the Corporation's Certificate of Incorporation, as currently in effect. The Amended and Restated Certificate of Incorporation was duly adopted by vote of the holders of not less than eighty percent (80%) of the outstanding shares of Common Stock of the Corporation at the annual meeting of stockholders held on September 7, 2000 all in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and the Corporation's Certificate of Incorporation, as currently in effect.

         D. The text of the Amended and Restated Certificate of Incorporation shall read in its entirety as follows:]

     FIRST: The name of the Corporation is:

            ACCEL INTERNATIONAL CORPORATION

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock"; the total number of shares which the Corporation shall have authority to issue is thirty-one million (31,000,000)); the total number of shares of Preferred Stock shall be one million (1,000,000) and each such share shall have a par value of one dollar ($1.00); and the total number of shares of Common Stock shall be thirty million (30,000,000) and each such share shall have a par value of ten cents ($.l0).

     Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix the voting rights, redemption rights, conversion rights, sinking fund provisions, designations, powers, preferences and the relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

     FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of the Corporation.

     SIXTH: The number of Directors of the Corporation shall be fixed in the manner provided in the bylaws, but such number shall not be less than seven nor more than 24.

     SEVENTH: During any period when the holders of any Preferred Stock or any one or more series thereof, voting as a class, shall be entitled to elect a specified number of directors, by reason of dividend arrearages or other provisions giving them the right to do so, then and during such time as such right continues (1) the then otherwise authorized number of directors shall be increased by such specified number of directors, and the holders of such Preferred Stock or such series thereof, voting as a class, shall be entitled to elect the additional directors so provided for, pursuant to the provisions of such Preferred Stock or series; (2) each such additional director shall serve for such term, and have such voting powers, as shall be stated in the provisions pertaining to such Preferred Stock or series; and (3) whenever the holders of any such Preferred Stock or series thereof are divested of such rights to elect a specified number of directors, voting as a class, pursuant to the provisions of such Preferred Stock or series, the terms of office of all directors elected by the holders of such Preferred Stock or series, voting as a class pursuant to such provisions, or elected to fill any vacancies resulting from the death, resignation or removal of directors so elected by the holders of such Preferred Stock or series, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

     EIGHTH: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the bylaws of the Corporation shall so provide.

     NINTH: Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a majority of the members of the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the bylaws of the Corporation, include the power to call such meetings, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provision of this Amended and Restated Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time hereafter), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

     TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

     ELEVENTH: No director or former director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, which deals with the paying of a dividend or the approving of a stock repurchase or redemption which is illegal under Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     IN WITNESS WHEREOF, ACCEL International Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Gerald H. Pastor , President and Chief Executive Officer, as of the _____ day of ___________, 2000.

                                       ACCEL INTERNATIONAL CORPORATION


                                       By:
                                           ________________________________
                                           Gerald H. Pastor President & CEO

     Note - We have provided below a copy of ACCEL's existing Certificate of Incorporation that we have marked to show the changes that will be effected if the stockholders of ACCEL approve Proposal 2. Added language appears in bold type and is surrounded by [ ]. Deleted language is encompassed by { }.


               [AMENDED AND] RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         ACCEL INTERNATIONAL CORPORATION

     [INCORPORATED PURSUANT TO AN ORIGINAL CERTIFICATE OF INCORPORATION] {ACCEL International Corporation was originally incorporated under the name Acceleration Corporation and its original certificate of incorporation was} filed with the Secretary of State [OF THE STATE] of Delaware on June 6, 1978{. This restated certificate was duly adopted June 8, 1989, by the board of directors of ACCEL International Corporation without a vote of shareholders in accordance with the provisions of Section 245 of the General Corporation Law of the State of Delaware.}

     [ACCEL INTERNATIONAL CORPORATION, A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE {.This certificate only restates and integrates and does not further amend the provisions of the corporation's certificate of incorporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of this restated certificate. The adopted Restated Certificate is} [(THE "CORPORATION"), DOES HEREBY CERTIFY] follows:

     [A. THE CORPORATION WAS ORIGINALLY INCORPORATED UNDER THE NAME ACCELERATION CORPORATION AND FILED ITS ORIGINAL CERTIFICATE OF INCORPORATION WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON JUNE 6, 1978.

     B. THE CORPORATION DULY FILED A RESTATED CERTIFICATE OF INCORPORATION WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON JUNE 9, 1989 AND A CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON JUNE 13, 1996.

     C. THE BOARD OF DIRECTORS OF THE CORPORATION AT A MEETING HELD ON JUNE 28, 2000 DULY ADOPTED RESOLUTIONS SETTING FORTH THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION HEREIN CONTAINED (THE "AMENDED AND RESTATED CERTIFICATE OF INCORPORATION"), DECLARING ITS ADVISABILITY AND DIRECTING THAT SUCH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION BE SUBMITTED TO THE HOLDERS OF THE CORPORATION'S ISSUED AND OUTSTANDING CAPITAL STOCK, FOR APPROVAL IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 242 AND 245 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE AND THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS CURRENTLY IN EFFECT. THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WAS DULY ADOPTED BY VOTE OF THE HOLDERS OF NOT LESS THAN EIGHTY PERCENT (80%) OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION AT THE ANNUAL MEETING OF STOCKHOLDERS HELD ON NOVEMBER 16, 1999, ALL IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 242 AND 245 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE AND THE CORPORATION'S CERTIFICATE OF INCORPORATION, AS CURRENTLY IN EFFECT.


     D. THE TEXT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION SHALL READ IN ITS ENTIRETY AS FOLLOWS:]

     FIRST: The name of the Corporation is:

            ACCEL INTERNATIONAL CORPORATION

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of its registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock"; the total number of shares which the Corporation shall have authority to issue is {sixteen} [thirty-one] million (16,000,000)} [(31,000,000)]; the total number of shares of Preferred Stock shall be one million (1,000,000) and each such share shall have a par value of one dollar ($1.00); and the total number of shares of Common Stock shall be {fifteen} [thirty] million {(15,000,000)} [(30,000,000)] and each such share shall have a par value of ten cents ($.10).

     Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix the voting rights, redemption rights, conversion rights, sinking fund provisions, designations, powers, preferences and the relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

     FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of the Corporation.

     SIXTH{: The bylaw shall not be made, repealed, altered, amended, or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than 80 percent of the outstanding shares of the Corporation entitled to elect directors. Any amendment to the Certificate of Incorporation which shall contravene any bylaw in existence on the record date of the stockholder meeting at which such amendment is to be voted upon by the stockholders shall require the vote of the holders of not less than 80 percent of the outstanding shares of the Corporation entitled to elect directors.

     SEVENTH}: The number of Directors of the Corporation shall be fixed in the manner provided in the bylaws, but such number shall not be less than [seven] {nine} nor more than 24.

     {EIGHTH} [SEVENTH]: During any period when the holders of any Preferred Stock or any one or more series thereof, voting as a class, shall be entitled to elect a specified number of directors, by reason of dividend arrearages or other provisions giving them the right to do so, then and during such time as such right continues (1) the then otherwise authorized number of directors shall be increased by such specified number of directors, and the holders of such Preferred Stock or such series thereof, voting as a class, shall be entitled to elect the additional directors so provided for, pursuant to the provisions of such Preferred Stock or series; (2) each such additional director shall serve for such term, and have such voting powers, as shall be stated in the provisions pertaining to such Preferred Stock or series; and (3) whenever the holders of any such Preferred Stock or series thereof are divested of such rights to elect a specified number of directors, voting as a class, pursuant to the provisions of such Preferred Stock or series, the terms of office of all directors elected by the holders of such Preferred Stock or series, voting as a class pursuant to such provisions, or elected to fill any vacancies resulting from the death, resignation or removal of directors so elected by the holders of such Preferred Stock or series, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

     {(NINTH} [EIGHTH]: Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless the bylaws of the Corporation shall so provide.

     {TENTH: No action shall be taken by the stockholders except at an annual or special meeting of stockholders. ELEVENTH)} [NINTH]: Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a majority of the members of the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the bylaws of the Corporation, include the power to call such meetings, but such special meetings may not be called by any other person or persons; provided, however, that if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provision of [this Amended and Restated]{the} Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time hereafter), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.

     {TWELFTH: The affirmative vote of the holders of not less than 80 percent of the outstanding shares of the Corporation entitled to elect directors shall be required for the approval of any proposal that (1) the Corporation merge or consolidate with any other corporation or any affiliate of such other corporation if such other corporation and its affiliates singly or in the aggregate are directly or indirectly the beneficial owners of more than five percent of the outstanding shares of Common Stock of the Corporation (such other corporation and any affiliate thereof being herein referred to as a "Related Corporation") or (2) the Corporation sell, lease or exchange all or substantially all of its assets or business to or with such Related Corporation, or (3) the Corporation issue or deliver any stock or other securities of its issue in exchange or payment for any properties or assets of any such Related Corporation or securities issued by any such Related corporation or in a merger of any affiliate of the Corporation with or into any such Related Corporation, or (4) the Corporation dissolve, and to effect such transaction the approval of stockholders of the Corporation is required by law or by any agreement between the Corporation and any national or regional securities exchange; provided, however, that the foregoing shall not apply to any such merger, consolidation, sale, lease, or exchange, or issuance or delivery of assets, stock or other securities which was approved by resolution of the Board of Directors of the Corporation prior to the acquisition of the beneficial ownership of more than five percent of the outstanding Common Stock by the Related Corporation, nor shall it apply to and such transaction solely between the Corporation and another corporation 50 percent or more of the voting power of which is owned by the Corporation provided that the Certificate of Incorporation of the surviving corporation contains provisions substantially similar to those provided in Articles SIXTH, TENTH, TWELFTH, THIRTEENTH. For the purposes hereof, an "affiliate" is any person (including a corporation, partnership, association, trust, business entity, estate or individual) who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified; "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise; and in computing the percentage of outstanding Common Stock beneficially owned by any person, the shares outstanding and the shares owned shall be determined as of the record date fixed to determine the stockholders entitled to "vote or express consent with respect to such proposal. The stockholder "vote, if any, required for mergers, consolidations, sales, leases, or exchanges of assets or issuances of stock or other securities not expressly provided for in this Article, shall be such as may be required by applicable law.}

     {THIRTEENTH: The provisions set forth in this Article THIRTEENTH and in Articles SIXTH (dealing with the alteration of Bylaws by stockholders), SEVENTH (dealing with the number and selection of directors), TENTH (dealing "with the prohibition against stockholder action " without meetings) and TWELFTH (dealing with the 80 percent "vote of stockholders required for certain reorganizations) may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative "vote of the holders of not less than 80 percent of the outstanding shares of the Corporation entitled to elect directors. FOURTEENTH:}

     [TENTH:] The Corporation reserves the right to amend, alter, change or repeal any provision contained in this [Amended and Restated] Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.


{Notwithstanding the foregoing, the provisions set forth in Articles SIXTH, SEVENTH, TENTH, TWELFTH, and THIRTEENTH may not be repealed or amended in any respect unless such repeal or amendment is approved as specified in Article

THIRTEENTH of this Certificate of Incorporation. FIFTEENTH,} [ELEVENTH:] No director or former director of {this} [the] Corporation shall be personally liable to this Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, which deals with the paying {'of'} [of] a dividend or the approving of a stock repurchase or redemption which is illegal under Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     IN WITNESS WHEREOF, {said} ACCEL International Corporation has caused this [Amended and Restated] Certificate [of Incorporation] to be signed by {Nicholas
Z. Alexander, it's Senior Vice President and Secretary} [Gerald H. Pastor, President and Chief Executive Officer,], {this 12th} [as of the] ____ [day] of {June} __________, {1996}[2000].



    ___________________________________________________________________
                         ACCEL INTERNATIONAL CORPORATION

By: ______________________________________

               [Gerald H. Pastor]
    [President and Chief Executive Officer]


By: ______________________________________
         {Nicholas Z. Alexander}
    {Vice President and Secretary}

                                   APPENDIX B

                        PROPOSED AMENDMENTS TO THE BYLAWS

                                   ARTICLE I
                                    AMENDMENT

         Section 1.03 Place of Meetings. All meetings of stockholders shall be held on such date, at such time and at such place as may be designated by the Board of Directors.

                                   ARTICLE IX
                                   AMENDMENTS


     Except for ARTICLE VIII, the bylaws may be made, repealed, altered, amended or rescinded by the act of the Board of Directors. The Bylaws shall not be made, repealed, altered, amended, or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than a majority of the outstanding shares of the Corporation entitled to elect directors. Any amendment to the Certificate of Incorporation which shall contravene any bylaw in existence on the record date of the stockholder meeting at which such amendment is to be voted upon by the stockholders shall require the vote of the holders of not less than a majority of the outstanding shares of the Corporation entitled to elect directors.

     Note - We have provided below a copy of Section 1.03 and Article IX of ACCEL's existing Bylaws that we have marked to show the changes that will be effected if the stockholders of ACCEL approve Proposal 2.

Section 1.03 Place of Meetings. All meetings of stockholders shall be held {at the principal office of the Corporation in the State of Ohio, unless otherwise provided by a vote of the majority of the directors} [on such date, at such time and at such place as may be designated by the Board of Directors].


                                   ARTICLE IX
                                   AMENDMENTS

          Except for ARTICLE VIII, the bylaws may be made, repealed, altered, amended or rescinded by the act of the Board of Directors. The Bylaws shall not be made, repealed, altered, amended, or rescinded by the stockholders of the Corporation except by the vote of the holders of not less than {80 percent} [a majority] of the outstanding shares of the Corporation entitled to elect directors. Any amendment to the Certificate of Incorporation which shall contravene any bylaw in existence on the record date of the stockholder meeting at which such amendment is to be voted upon by the stockholders shall require the vote of the holders of not less than {80 percent} [a majority] of the outstanding shares of the Corporation entitled to elect directors.

                                   APPENDIX C

                PROPOSED AMENDMENTS TO 1996 STOCK INCENTIVE PLAN


Section 5. Shares Available

     (a) Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. Subject to the adjustments provided for in Sections 17 and 18 hereof, the maximum number of shares of Common Stock available for grant of Awards under the Plan is 2,500,000 shares. Of this total number, up to 750,000 shares may be issued pursuant to the exercise of Directors' Stock Options. Notwithstanding the foregoing, at no time shall the number of shares of Common Stock deemed to be available for grant in any fiscal year exceed ten percent of the total number of issued and outstanding shares of Common Stock of the Company. The number of shares of Common Stock available for grant to any individual Participant in any calendar year shall not exceed 250,000 shares.


Section 13.  Directors' Stock Options

(a) GRANTS. Awards may be granted to non-employee Directors only in the form of stock options satisfying the requirements of this Section 13. Each person who is elected or appointed to serve as a Director of the Company after the effective date of the First Amendment to the Plan, upon his initial appointment or election as a Director, automatically be granted an option for 10,000 shares of Common Stock, with an option price of not less than $2.00. At each year's annual meeting of the stockholders of the Company commencing on the effective date of the First Amendment to the Plan, there shall be granted automatically to each non-employee Director (other than any non-employee Director who first became a Director at any time during the period following the immediately preceding annual meeting of the stockholders of the Company), the option to purchase 10,000 shares of Common Stock, with an option price of not less than $2.00.

In addition, the Board of Directors by unanimous vote may grant up to 150,000 stock options with an option price not less than $ 2.00 to an outside director who, in the opinion of the Board, performs services for the company or its subsidiaries not contemplated by Director fees or other grants. This action may only be taken independently by the Board excluding the Director receiving the special grant. Director stock options granted are provided at an option price of not less than $2.00.

                         ACCEL INTERNATIONAL CORPORATION
                                      PROXY
                         Annual Meeting of Stockholders

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gerald H. Pastor and Kathleen J. Wilson, or either of them acting singly, as Proxies, with power of substitution, for and in the name of the undersigned to vote, as designated below, all the shares of common stock of ACCEL International Corporation, a Delaware corporation (the "Company"), held of record by the undersigned as of July 14,2000 at the annual meeting of stockholders to be held on September 7,2000 or any adjournment thereof.


1.   ELECTION OF DIRECTORS.

FOR all nominees listed below              WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

                                /-/                                     /-/


David T. Chase, Raymond H. Deck, Richard Desich, Gregory B. Grusse, Richard A. Lawrence, Gerald H. Pastor, John P. Redding, Thomas J. Renwick, and Robert N. Worgaftik.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)





2. AMENDMENTS TO CERTIFICATE OF INCORPORATION AND BYLAWS. Proposal to approve and adopt the amended and restated certificate of incorporation and amendments to the bylaws attached as Appendices A and B to the accompanying Proxy Statement.

     FOR /_/    AGAINST /_/    ABSTAIN /_/

3.   AMENDMENTS TO 1996 STOCK INCENTIVE PLAN.
     Proposal to approve the amendments to the 1996 Stock Incentive Plan attached as Appendix C to the accompanying Proxy Statement.

     FOR /_/    AGAINST /_/    ABSTAIN /_/


4. OTHER BUSINESS. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

(PLEASE SEE REVERSE SIDE)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated ________________________ Sign exactly as name appears hereon. When shares are held by joint tenants, both should sign.

Date: _____________, 2000         ____________________________________
                                  (Signature)


                                  ____________________________________
                                  (Signature)

                                  (When signing as attorney, executor,
                                  administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)


Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                                    EXHIBIT A

                         ACCEL INTERNATIONAL CORPORATION
                            1996 STOCK INCENTIVE PLAN

                                   PROPOSAL 3

                         ACCEL INTERNATIONAL CORPORATION
                            1996 STOCK INCENTIVE PLAN


Section 1.  Purpose

The purpose of this Plan is to advance the long-term interests of ACCEL International Corporation by (i) motivating executive and other personnel and independent agents by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the stockholders of the Company through the ownership and performance of the Common Stock of the Company and (iii) permitting the Company to attract and retain directors, executive personnel and independent agents upon whose judgment the successful conduct of the business of the Company largely depends. Toward this objective, the Committee may grant stock options, stock appreciation rights, restricted stock awards, phantom stock and/or performance shares to Key Employees of the company, and shall grant stock options to non-employee directors of the Company, on the terms and subject to the conditions set forth in the Plan.

Notwithstanding any provision in the Stock Option Agreements entered into by ACCEL and Participant to the contrary, all Options granted to Participant shall vest and become immediately exercisable as to 100% of the Shares subject to Options upon the first to occur of (i) six months following the sale of all of the capital stock or all substantially all of the assets of Acceleration National Insurance Company ("ANIC"), and (ii) the effective date of the involuntary termination of the Participant's relationship with ANIC as a result of such sale. Options vesting pursuant hereto shall expire twelve months after vesting (i.e., in (i) twelve months after six months after the effective date of involuntary termination).

Section 2.  Definitions

2.1 "Administrative Policies" means the administrative policies and procedures adopted and amended from time to time by the Committee to administer the Plan.

2.2 "Applicable Market" means the Nasdaq National Market or, if the Common Stock is no longer traded in the Nasdaq National Market, then the principal securities exchange, if any, on which the Common Stock is traded as determined by the committee, or if the Common Stock is no longer traded in the Nasdaq National Market or on any national securities exchange, then such other market price reporting system pursuant to which the Common Stock is traded or quoted as designated by the Committee.

2.3 "Award" means any form of stock option, stock appreciation right, restricted stock award, phantom stock or performance share granted under the Plan, whether singly, in combination, or in tandem, granted, made or awarded to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

2.4 "Award Agreement" means a written agreement with respect to an Award between the Company and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

2.5 "Board of Directors" or "Board" means the directors of the Company, as a group, serving as such from time to time.

2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.7  "Committee" means the Board of Directors or any committee designated by the

Board of Directors to administer the Plan under Section 3 hereof. If at any time the Board of Directors shall administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board of Directors.

2.8  "Common Stock" means the Common Stock, $.10 par value, of the Company.

2.9 "Company" means ACCEL International Corporation, a Delaware corporation.

2.10 "Derivative Security" means any of the "derivative securities" as defined in Rule 16a-1 under the Exchange Act as such rule may be amended or superseded from time to time.

2.11 "Director" means a member of the Board of Directors.

2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.13 "Key Employee" means an employee of the Company or a Subsidiary who holds a position of responsibility in an executive, managerial, administrative or professional capacity or an independent agent who markets and sells insurance written by a Subsidiary and whose performance, as determined by the Committee in the exercise of its sole and absolute discretion, can have an effect on the growth, profitability and success of the Company. For the purpose of any provision of this Plan relating to incentive stock options, the term "Key Employee" shall be limited to mean any employee who is eligible to receive the grant of an incentive stock option pursuant to the provisions of Section 422 of the Code as amended or superseded from time to time and shall exclude any independent agent unless at the time of the Award is granted, such independent agent is eligible to receive the grant of an incentive stock option.

2.14"Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

2.15 "Plan" means this ACCEL International Corporation, 1996 Stock Incentive Plan, as the same may be amended from time to time.

2.16 "Qualified Domestic Relations Order" means a qualified domestic relations order as defined by the Code or the rules thereunder if so defined therein, and, if not, as defined by Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), or rules thereunder.

2.17 "Section 16 Officer" means any Participant who is an "officer" of the Company within the meaning of Rule 16a-1 under the Exchange Act as may be amended or superseded from time to time.

2.18 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of fifty-one percent or more.

2.19 "Termination" means the termination of the Participant's relationship with the Company including termination of the Participant's employment, status as a Director or appointment as an independent agent. A Participant who is absent from employment or other relationship with the Company for a reason or purpose and for a period of time approved by the Committee, in its sole discretion, shall not for the period of such absence be deemed, solely because of such absence, to have suffered a Termination, unless and until the Committee otherwise determines.

2.20 "Applicable Laws" means the requirements relating to the administration of any Awards under corporate laws, federal and state securities laws, the Code and any stock exchange or quotation system on which the Common Stock is listed or quoted.

Section 3. Administration

The Plan shall be administered by the Committee which Committee shall be constituted to comply with Applicable Laws.

Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chairman of the Board, President or Secretary of the Company. A vacancy in the membership of the Committee shall be filled by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing by all Committee members, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Committee shall have exclusive and final authority to: (i) construe and interpret the Plan and any Award Agreement entered into hereunder; (ii) establish, amend and rescind Administrative Policies for the administration of the Plan; and (iii) determine the "fair market value" of the Common Stock of the Company (based on the Applicable Market, if any, for the Common Stock). The Committee shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable. Employees, agents and independent contractors of the Company or the Committee may be assigned, or employed or retained to perform, administrative, clerical and other duties of the Committee, subject to the supervision and control of the Committee; provided, however, that only the Committee may grant or award an Award under the Plan and make decisions concerning the timing, pricing and amount of any Award, except for stock options automatically granted to Directors who are not employees of the Company under Section 13 hereof.

For so long as Directors and/or Section 16 Officers are or may be Participants in the Plan, the Committee shall not knowingly take any action, or decline to take any action, which shall cause the Plan not to meet the requirements contained in Rule 16b3 under the Exchange Act, as such rule is amended or superseded from time to time, which permit the granting or making of Awards under the Plan to be exempt from Section 16(b) of the Exchange Act as amended or superseded from time to time.

Section 4.  Eligibility

Except as otherwise provided herein, any Key Employee is eligible to become a Participant in the Plan. Directors of the Company, other than Directors who are employees of the Company, shall be eligible only to receive stock options pursuant to Section 13 hereof.

Section 5.  Shares Available

  (a) Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. Subject to the adjustments provided for in Sections 17 and 18 hereof, the maximum number of shares of Common Stock available for grant of Awards under the Plan is 1,500,000 shares. Of this total number, up to 500,000 shares may be issued pursuant to the exercise of Directors' Stock Options. Notwithstanding the foregoing, at no time shall the number of shares of Common Stock deemed to be available for grant in any fiscal year exceed ten percent of the total number of issued and outstanding shares of Common Stock of the Company. The number of shares of Common Stock available for grant to any individual Participant in any calendar year shall not exceed 250,000 shares.

  (b) For purposes of calculating the number of shares of Common Stock deemed to be granted hereunder during any fiscal year, each Award, whether denominated in stock options, stock appreciation rights, restricted stock, performance shares or phantom stock, shall be deemed to be a grant of a number of shares of Common Stock equal to the number of shares represented by the stock options, shares of restricted stock, performance shares, shares of phantom stock or stock appreciation rights set forth in the Award; provided however

     (i) in the case of any Award as to which the exercise of one right nullifies the exercisability of another (including, by way of illustration the grant of a stock option with Tandem SARs (as hereinafter defined)), the number of shares deemed to have been granted shall be the maximum number of shares (and/or cash equivalents) that could have been acquired upon the maximum exercise or settlement of the Award; and

     (ii) in the case of Performance Share Awards (as hereinafter defined) providing for payments in excess of 100% of the number of shares set forth in the Award Agreement, the number of shares granted shall be deemed to be the maximum number of shares (and/or the cash equivalent thereof) issuable under the Award at the highest level of performance.

  (c) Shares of Common Stock covered by lapsed, canceled, surrendered or terminated Awards shall be shares available for re-grant under the Plan; provided, however, that the portion of any Award that has been settled by the payment of cash or the issuance of shares of Common Stock, or a combination thereof, shall not be available for re-grant under the Plan, irrespective of the value of the settlement or the method of its payment. The settlement of an Award shall not be deemed to be the grant of an Award hereunder.

Section 6.  Term

The Plan shall become effective as of June 11, 1996, subject to approval of the Plan by the holders of a majority of the shares of Common Stock. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company's stockholders and no Awards may be granted after June 11, 2006.

Section 7.  Participation

The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan's purpose and the Committee shall determine the type or types of Awards, if any, to be made to the Participant. Any selection by the Committee of an employee or independent agent of the Company or a Subsidiary to be a Participant in the Plan shall irrevocably constitute the Committee's concurrent and conclusive determination that such employee or independent agent is a Key Employee. In addition, all non-employee Directors shall participate in the Plan solely in the manner specified in Section 13 hereof. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement, and no Participant shall have any rights to or interest in an Award unless and until such Participant has exercised and delivered an Award Agreement with respect to such Award.

Section 8.  Stock Options

  (a) GRANTS. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or nonqualified stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.

  (b) TERMS AND CONDITIONS OF OPTIONS. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant thereof. In the absence of any provision in an option to the contrary (i) the option will become exercisable upon as to 25% of the shares of Common Stock subject to the option upon completion of the first full year of employment or retention of the Participant after the date thereof and as to 25% of such shares upon the completion of each full year thereafter prior to Termination, and (ii) the option will lapse upon the earliest of (A) 180 days after Termination of the Participant's relationship with the Company if the Termination is due to death or disability or if the Participant dies within 90 days of the Termination, (B) 90 days after Termination if the Termination is for any reason other than death, disability or gross misconduct or neglect, (C) upon Termination if the Termination is the result of the Participant's gross misconduct or neglect as determined by the Committee, or (D) ten years after the option was granted. The option exercise price shall be established by the Committee, but such price shall not be less than the per share fair market value of the Common Stock, as determined by the Committee, on the date of the stock option's grant subject to adjustment as provided in Sections 17 or 18 hereof.

  (c) RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Incentive stock options shall be granted only to those Key Employees who are employees of the Company and its "subsidiaries" within the meaning of Section 424 of the Code, shall not be granted to any independent agents unless permitted by Section 422 of the Code or any successor provision and shall be granted within ten years after the date the Plan was adopted by the Board of Directors. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company or any Subsidiary which provides for the granting of incentive stock options) may not exceed $100,000 or such other number as may be applicable under the Code from time to time. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of Section 422 of the Code, or any successor provision, to own shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of a parent or subsidiary of the Company shall have an option exercise price that is at least 110 percent (110%) of the fair market value of the shares at the date of grant and shall not be exercisable after the expiration of 5 years from the date it is granted.

  (d) ADDITIONAL TERMS AND CONDITIONS. The Committee may, in any manner not inconsistent with the Plan, by way of the Award Agreement or otherwise, establish such other terms, conditions, restrictions and/ or limitations, if any, on any stock option Award and the exercise thereof.

  (e) PAYMENT. Upon exercise, a Participant may pay the option exercise price of a stock option (i) in cash, (ii) in shares of Common Stock, or (iii) a combination thereof, or (iv) in the sole discretion of the Committee, through a cashless exercise procedure involving a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law, or (v) such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

Section 9.  Stock Appreciation Rights

  (a) GRANTS. Awards may be granted in the form of stock appreciation rights ("SARs"). SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the Award Agreement to the market value of the Common Stock on the date of exercise or surrender. A SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"). Tandem SARs shall permit the optionee to surrender a stock option or portion thereof and to receive the payment to which he is entitled under the SAR Award Agreement with respect to the shares of Common Stock subject to the surrendered stock option or portion thereof. A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option.

  (b) TERMS AND CONDITIONS OF TANDEM SARS. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. The appreciation in value of a Tandem SAR shall be the appreciation in fair market value from an amount not less than the option exercise price of the related stock option or portion thereof being surrendered to the market value of the Common Stock on the date of exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by an Award, the related stock option shall be canceled automatically to the extent of the number of SARS exercised, and such shares shall not thereafter be eligible for grant under Section 5 hereof.

  (c) DEEMED EXERCISE. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the Participant.


  (d) ADDITIONAL TERMS AND CONDITIONS. The Committee may, in any manner not inconsistent with the Plan, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, on any SAR Award.

Section 10.  Restricted Stock Awards

  (a) GRANTS. Awards may be granted in the form of Restricted Stock Awards. Restricted Stock Awards consist of shares of Common Stock bearing restrictions on their transfer or otherwise as authorized by Section 10(b), below, and may be awarded to a Key Employee with or without payment of consideration by the Key Employee.

  (b) AWARD RESTRICTIONS. Restricted Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment or individual performance or the financial performance of the Company. The Committee may modify, or accelerate the termination of, the restrictions applicable to a Restricted Stock Award under such circumstances as it deems appropriate.

  (c) RIGHTS OF STOCKHOLDERS. During the period in which any shares of Common Stock are subject to the restrictions imposed under this Section 10, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a stockholder with respect to such shares, including, by way of illustration but not by way of limitation, the right to vote such shares and to receive dividends.

  (d) EVIDENCE OF AWARD. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.

  (e) ADDITIONAL TERMS AND CONDITIONS. The Committee may, in any manner not inconsistent with the Plan, by way of Award Agreement or otherwise, determine such other terms, conditions, restrictions or limitations, if any, on any Award of Restricted Stock.

Section 11.  Phantom Stock

  (a) GRANTS. Awards may be granted in the form of Phantom Stock Awards. Phantom Stock Awards shall entitle the Participant to receive the market value or the appreciation in value of a stated number of shares of Common Stock on a settlement date determined by the Committee.

  (b) TERMS AND CONDITIONS. The Committee may, in any manner not inconsistent with the Plan, by way of Award Agreement or otherwise, determine such terms, conditions, restrictions or limitations, if any, on any Award of Phantom Stock.

Section 12.  Performance Shares

  (a) GRANTS. Awards may be granted in the form of performance shares. "Performance Shares" means interests the entitlement to which is based upon the attainment of pre-determined Performance Targets as hereinafter defined during a Performance Period as hereinafter defined. At the end of the Performance Period, Performance Shares shall be converted into Common Stock (or Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement.

  (b) PERFORMANCE CRITERIA. The Committee may grant an Award of Performance Shares to Participants as of the first day of each Performance Period. As used herein, the term "Performance Period" means the period during which a Performance Target is measured and the term "Performance Target" means the predetermined goals established by the Committee. A Performance Target will be established at the beginning of each Performance Period. If at the end of the Performance Period, the Performance Target is fully met, the Performance Shares will be converted 100% into shares of Common Stock (or the cash equivalent thereof; as determined by the Award Agreement) and issued to the Participant. Award payments in excess of 100% shall be permitted based upon an attainment in excess of 100% of the Performance Target. If the Performance Target has not been fully met, Performance Shares will be converted and delivered only to the extent, if any, provided at the time of the grant of such Award for conversion based upon partial attainment of the Performance Target and the balance of the Performance Shares will be forfeited to the Company and available for reissuance pursuant to Section 5 hereof.

  (c) ADDITIONAL TERMS AND CONDITIONS. The Committee may, in any manner not inconsistent with the terms of this Plan, by way of the Award Agreement or otherwise, determine the manner of payment of Awards of Performance Shares and other terms, conditions, restrictions or limitations, if any, on any Award of Performance Shares.

Section 13.  Directors' Stock Options

(b) GRANTS. Awards may be granted to non-employee Directors only in the form of stock options satisfying the requirements of this Section 13. Each person who is elected or appointed to serve as a Director of the Company after the effective date of the First Amendment to the Plan, upon his initial appointment or election as a Director, automatically be granted an option for 10,000 shares of Common Stock. At each year's annual meeting of the stockholders of the Company commencing on the effective date of the First Amendment to the Plan, there shall be granted automatically to each non-employee Director (other than any non-employee Director who first became a Director at any time during the period following the immediately preceding annual meeting of the stockholders of the Company), the option to purchase 10,000 shares of Common Stock.

All stock options granted under this Section 13 shall be nonqualified stock options.

  (b) OPTION EXERCISE PRICE. The option exercise price of all stock options granted under this Section 13 shall be the per share fair market value of the outstanding shares of the Common Stock on the date such options are automatically granted. Payment of the option exercise price may be made in cash or in shares of Common Stock or a combination of cash and Common Stock to the extent provided in the Award Agreement.

  (c) ADMINISTRATION. Subject to the express provisions of this Section 13, the Committee shall have conclusive authority to construe and interpret any Stock Option Award granted under this Section 13 and to adopt Administrative Policies with respect thereto; provided, however, that no action shall be taken which would prevent the options granted under this Section 13 or any Award granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 of the Exchange Act or any subsequent comparable rule:

  (d) OPTION AGREEMENT. The options granted hereunder shall be evidenced by an option agreement, dated as of the date of the grant, which agreement shall be in such form, consistent with the terms and requirements of this Section 13, as shall be approved by the Committee from time to time and executed on behalf of the Company by the President. The Option Agreement shall require the optionee to refrain from selling or otherwise disposing of shares so acquired for at least six months following the date of the grant of such option.

  (e) OPTION PERIOD. In the absence of any provision in an option to the contrary (i) the option will become exercisable as to 50% of the shares of Common Stock subject to the option upon completion of the first full year after the date thereof and as to 50% of such shares upon the completion of each full year thereafter prior to Termination, and (ii) the option will lapse upon the earliest of (A) 180 days after Termination of the Director's status as a Director, or (B) ten years after the option was granted.

  (f) TRANSFERABILITY. Except as otherwise provided in this Section 13(f), no option granted under this Section 13 shall be transferable by the non-employee Director except will or the laws of descent and distribution, or pursuant to a Qualified Domestic Relations Order, and during the Director's lifetime options may be exercised only by him or his guardian or legal representative or his transferee under such Qualified Domestic Relations Order. The Committee shall authorize all stock options granted pursuant to this Section 13 to be granted to a Director on terms which permit transfer by such Director to (i) the spouse, children or grandchildren of the Director and any other persons related to the Director as may be approved by the Committee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members,
(iii) a partnership or partnerships in which such Immediate Family Members are the only partners, or (iv) a limited liability company or limited liability companies in which such Immediate

Family Members are the only members. The Committee may, in its discretion, permit transfers of such stock options to any other persons or entities as may be approved by the Committee Notwithstanding the transfer, the Director shall Continue to be subject to the provisions of Section 19 regarding the withholding of applicable income and employment taxes required by Applicable Laws.

  (g) LIMITATIONS ON EXERCISE. To the extent that an option is not otherwise exercisable at the date of the Director's death or voluntary retirement as a Director, it shall become fully exercisable upon such death or voluntary retirement provided, however, that except as otherwise determined by the Committee, Director Stock Options shall not become exercisable under this Sentence prior to the expiration of six months from the date of grant. Upon such death or voluntary retirement, such options shall be exercisable for a period of 180 days, subject to the original term of the option.

Section 14.  Payment of Awards

Except as otherwise provided herein Award Agreements may provide that, at the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. The terms of Award Agreements may provide for payment of Awards in the form of a lump sum or installments, as determined by the Committee. In connection with transactions involving the exercise and cancellation of an Award (under this Section 14 or Section 25, or otherwise) held by or through a Director or a Section 16 Officer (whether or not the transaction also involves the related surrender and cancellation of a stock option) and the receipt of cash in complete or partial settlement of the Award, or the cash settlement of an equity security to satisfy the tax withholding consequences of a Derivative Security, the Committee may require that such transaction be consummated in compliance with Rule 16b-3(e) under the Exchange Act, as such rule may be amended or superseded from time to time, unless the holder of such Award waives such compliance in a writing executed by such holder and delivered to the Committee and the Committee consents to such waiver.

Section 15.  Dividends and Dividend Equivalents

If an Award is granted in the form of a Restricted Stock Award or Phantom Stock Award, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock.

Section 16.  Assignment and Transfer; Holding Period

The rights and interests of a Participant under the Plan, and in any Derivative Security issued or granted under the Plan, may not be assigned, sold, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution, or except pursuant to a Qualified Domestic Relations Order.

Except as otherwise provided in the first paragraph of this Section 16 (but such exception shall not apply if its application would cause the grant or award of the subject equity security or Derivative Security not to be exempt from section 16(b) of the Exchange Act), an equity security of the Company granted or awarded to a Director or Section 16 Officer as an Award under the Plan shall not be assigned, sold, encumbered, transferred or otherwise disposed of prior to the expiration of six months from the date of grant, and neither a Derivative Security granted or awarded to a Director or Section 16 Officer as an Award under the Plan, nor the underlying equity security with respect to such Derivative Security, shall be assigned, sold, encumbered, transferred or otherwise disposed of prior to the expiration of six months from the date of acquisition of the Derivative Security to the date of disposition of the Derivative Security (other than upon exercise or conversion) or such underlying equity security, unless, in either case, the holder of such equity security or Derivative Security requests waiver of such restrictions in a writing delivered to the Committee and the Committee consents to such waiver.

Section 17.  Adjustments Upon Changes in Capitalization

In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be or are required to be granted under the Plan and the shares issuable pursuant to and the exercise or purchase price payable under then outstanding Awards, shall be appropriately adjusted by the Committee whose determination shall be final. Any such adjustments may be provided for in Award Agreements.

Section 18.  Extraordinary Distributions and Pro Rata Repurchases

In the event the Company shall at any time when an Award is outstanding make an Extraordinary Distribution (as hereinafter defined) in respect of Common Stock or effect a Pro Rata Repurchase of Common Stock (as hereinafter defined), the Committee may consider the economic impact of the Extraordinary Distribution or Pro Rata Repurchase on Participants and make such adjustments as it deems equitable under the circumstances. The determination of the Committee shall, subject to revision by the Board of Directors, be final and binding upon all Participants.

  (a) As used herein, the term "Extraordinary Distribution" means any dividend or other distribution by the Company of:

     (i) cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the twelve months preceding the date of payment of such dividend or other distributed, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro Rata Repurchases which is in excess of the fair market value (as determined by the Committee) of the Common Stock repurchased during such twelve month period), exceeds ten percent (10%) of the aggregate fair market value (as determined by the Committee) of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such Extraordinary Distribution; or

     (ii) any shares of capital stock of the Company (other than shares of Common Stock), other securities of the Company (including evidences of indebtedness of the Company), or any other investments, assets or property of the Company (including shares of any Subsidiary of the Company), or any combination thereof.

  (b) As used herein "Pro Rata Repurchase" means any purchase of shares of Common Stock by the Company or any Subsidiary thereof, pursuant to any tender offer or exchange offer subject to section 13(e) of the Exchange Act or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares of the Company or any Subsidiary thereof made in open market transactions shall be deemed a Pro Rata Repurchase.

Section 19.  Withholding Taxes

The Company or the applicable Subsidiary shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment tax required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable Administrative Policies it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

Section 20.  Regulatory Approvals and Listings

Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to trading on the Applicable Market and (c) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company shall have the right to require that any certificate for Common Stock issued pursuant to the Plan or an Award bear any restrictive legend required by law and/or to evidence restrictions on the transfer of the shares under applicable law, the Award Agreement or the Plan.

Section 21.  No Right to Continued Employment or Grants

Participation in the Plan shall not give any Key Employee any right to remain in the employ of; or continue to be retained by, the Company or any Subsidiary. The Company or, in the case of employment with, or retention by, a Subsidiary, the Subsidiary, reserves the right to terminate the employment or retention of any Key Employee at any time, subject to the terms of any agreement with such Key Employee. The adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant, to be granted any Awards hereunder or, if granted an Award, to receive any additional Awards at any subsequent time.

Section 22.  Rights as Stockholder

No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of and only as the holder of a stock certificate in his name except, in the case of Restricted Stock Awards, to the extent such rights are granted to the Participant under Section 10(c) hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

Section 23.  Responsibility and Indemnification

No member of the Board of Directors or the Committee shall be liable to the Company, any Participant or any third party for any action or determination made in good faith with respect to the Plan and Awards thereunder, or for any matter as to which the Company's Certificate of Incorporation or bylaws, or any valid contract between the Company and such member, limits or negates the liability of Directors. Such members shall be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation and bylaws, in any valid contract between the Company and such member, and under any directors' and officers' liability insurance coverage which may be in effect from time to time.

Section 24.  Substitution, Extension, Renewal and Regrant of Awards

Awards may be granted under the Plan from time to time in substitution for stock options and other rights or awards held by employees of organizations who become or are about to become Key Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing organization with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing organization, or the acquisition by the Company or a Subsidiary of equity interests in the employing organization as the result of which it becomes a Subsidiary. The Committee may extend or renew outstanding Awards granted under the Plan on terms not inconsistent with the Plan.

The Committee may accept the surrender or cancellation of outstanding Awards (to the extent not theretofore exercised, paid or settled) and grant or award new Awards in substitution therefor, which new Awards may be different types of Awards than the Awards so surrendered and/or canceled.

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Section 25.  Amendment

The Committee may suspend, reinstate and terminate the Plan or any portion thereof at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without stockholder approval adopt any amendment (i) which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in Section 17 or 18), or (c) materially modify the requirements as to eligibility for participation in the Plan, or (ii) that requires stockholder approval in order for the Plan to comply with Section 162(m) of the Code. Notwithstanding the foregoing, the provisions of Section 13 relating to the eligibility for, and the amount, price and timing of Awards to Directors hereunder shall not be amended, nor shall the operation of Section 13 be suspended or reinstated, more than once every six months other than to conform with changes in the Code, ERISA, or the rules thereunder.

Section 26.  Corporate Changes; Use of Funds

The grant of an Award pursuant to the Plan shall not affect the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its stock, securities, capital or business structure, or to merge, consolidate, dissolve, or liquidate, or to sell, lease or transfer all or any part of its business or assets. The funds received by the Company upon any exercise or settlement of an Award may be used by the Company for any corporate purpose or purposes.

Section 27.  Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except as preempted by applicable Federal law.

Section 28.  Interpretation

The Plan is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and, to the extent applicable, with Section 162(m) of the Code and all provisions hereof shall be construed in a manner to so comply.


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